                                                                   EXHIBIT 99(A)

                            ASSET PURCHASE AGREEMENT

                            dated February 16, 1996

                                    between

                            GENERAL AQUATICS, INC.,

                            KDI SYLVAN POOLS, INC.,

                                   as Buyer,

                                      and

                           ANTHONY INDUSTRIES, INC.,

                                   as Seller

                                    CONTENTS
                                    --------

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
ARTICLE I  DEFINITIONS.................................................................       1
   Section 1.01.   "Affiliate".........................................................       1
   Section 1.02.   "Affiliated Group"..................................................       1
   Section 1.03    "Assets"............................................................       2
   Section 1.04.   "Assumed Liabilities"...............................................       2
   Section 1.05.   "Balance Sheet Adjustments".........................................       2
   Section 1.06.   "Buyer Contracts"...................................................       2
   Section 1.07.   "Buyer's Documents".................................................       2
   Section 1.08.   "Buyer's Representatives"...........................................       2
   Section 1.09.   "Code"..............................................................       2
   Section 1.10.   "Closing", "Closing Time",
                   "Closing Date" and
                   "Closing Place".....................................................       2
   Section 1.11.   "Closing Date Balance Sheet"........................................       2
   Section 1.12.   "Common Stock"......................................................       2
   Section 1.13.   "Contracts".........................................................       2
   Section 1.14.   "Counsel for Aquatics"..............................................       3
   Section 1.15.   "Counsel for the Seller"............................................       3
   Section 1.16.   "Debt Securities"...................................................       3
   Section 1.17.   "Division"..........................................................       3
   Section 1.18.   "Division Employees"................................................       3
   Section 1.19.   "Environment".......................................................       3

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   Section 1.20.   "Environmental Laws"................................................       3
   Section 1.21.   "Environmental Permit"..............................................       3
   Section 1.22.   "ERISA".............................................................       3
   Section 1.23.   "ERISA Affiliate"...................................................       3
   Section 1.24.   "ERISA Plan"........................................................       3
   Section 1.25.   "Excluded Assets"...................................................       4
   Section 1.26.   "Excluded Liabilities"..............................................       4
   Section 1.27.   "Fixed Assets"......................................................       4
   Section 1.28.   "GAAP"..............................................................       4
   Section 1.29.   "Governmental Authority"............................................       4
   Section 1.30.   "Hazardous Substances"..............................................       4
   Section 1.31.   "Initial Shares"....................................................       4
   Section 1.32.   "Intellectual Properties"...........................................       4
   Section 1.33.   "IPO"...............................................................       5
   Section 1.34.   "Leases"............................................................       5
   Section 1.35.   "Liens".............................................................       5
   Section 1.36.   "Material Adverse Effect"...........................................       5
   Section 1.37.   "Multiemployer Plan"................................................       5
   Section 1.38.   "Net Worth".........................................................       5
   Section 1.39.   "PBGC"..............................................................       5
   Section 1.40.   "Permitted Liens"...................................................       5
   Section 1.41.   "Person"............................................................       6


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   Section 1.42.   "Plan"..............................................................       6
   Section 1.43.   "Pro Forma Balance Sheet"...........................................       6
   Section 1.44.   "Properties"........................................................       6
   Section 1.45.   "Release"...........................................................       6
   Section 1.46.   "Rights in the Name"................................................       6
   Section 1.47.   "Securities"........................................................       6
   Section 1.48.   "Seller's Documents"................................................       6
   Section 1.49.   "Shares"............................................................       6
   Section 1.50.   "Sites".............................................................       6
   Section 1.51.   "Subsidiary"........................................................       7
   Section 1.52.   "Taxes".............................................................       7
   Section 1.53.   "Tax Authority".....................................................       7
   Section 1.54.   "Tax Proceedings"...................................................       7
   Section 1.55.   "Tax Returns".......................................................       7
   Section 1.56.   "Threat of Release".................................................       7
   Section 1.57.   "Warn Act"..........................................................       7
   Section 1.58.   "Warrant Shares"....................................................       7
   Section 1.59.   "Warrants"..........................................................       8
   Section 1.60.   "Welfare Benefit Plan"..............................................       8
ARTICLE II PURCHASE AND SALE...........................................................       8
   Section 2.01.   Closing.............................................................       8
   Section 2.02.   Sale of Assets......................................................       8


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   Section 2.03.   Payment of Purchase Price;
                   Assumption of Liabilities...........................................      11
   Section 2.04.   Closing Payment; Purchase
                   Price Adjustment....................................................      14
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER...............................      16
   Section 3.01.   Organization and Good Standing......................................      16
   Section 3.02.   Corporate Authorization;
                   Enforceability;
                   Non-Contravention...................................................      16
   Section 3.03.   Financial Statements................................................      17
   Section 3.04.   Fixed Assets........................................................      18
   Section 3.05.   No Subsidiaries; Ownership
                   of Assets...........................................................      18
   Section 3.06.   Taxes...............................................................      19
   Section 3.07.   Tax Nature of Assets................................................      19
   Section 3.08.   Contracts...........................................................      19
   Section 3.09.   Leases..............................................................      21
   Section 3.10.   Environmental.......................................................      21
   Section 3.11.   Real Property.......................................................      23
   Section 3.12.   Consent of Third Parties;
                   Governmental Approvals..............................................      23
   Section 3.13.   Title...............................................................      23
   Section 3.14.   Intellectual Property...............................................      23
   Section 3.15.   Litigation..........................................................      24

                                      iv
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   Section 3.16.   Compliance with Law.................................................      25
   Section 3.17.   Employees...........................................................      25
   Section 3.18.   Labor Disputes......................................................      25
   Section 3.19.   Employee Benefit Plans..............................................      25
   Section 3.20.   Intercompany Transactions...........................................      26
   Section 3.21.   Ordinary Course; No Material
                   Change..............................................................      26
   Section 3.22.   Brokerage Commissions...............................................      26
   Section 3.23.   No Omission.........................................................      26
   Section 3.24.   Investment Intent...................................................      26
   Section 3.25.   Insurance...........................................................      27
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF
           THE BUYER AND AQUATICS......................................................      27
   Section 4.01.   Organization and Good Standing......................................      27
   Section 4.02.   Corporate Authorization; Enforceability;
                   Non-Contravention...................................................      27
   Section 4.03.   Financial Statements................................................      28
   Section 4.04.   Consent of Third Parties;
                   Governmental Approvals..............................................      28
   Section 4.05.   Litigation..........................................................      28
   Section 4.06.   Compliance with Law.................................................      29
   Section 4.07.   Brokerage Commissions...............................................      29
   Section 4.08.   Authorized and Outstanding Stock....................................      29


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   Section 4.09.   Shares to be Issued on
                   Conversion..........................................................      30
   Section 4.10.   No Omission.........................................................      30
   Section 4.11.   Taxes...............................................................      31
   Section 4.12.   Ordinary Course; No Material
                   Adverse Change......................................................      31
   Section 4.13.   Charter Documents...................................................      31
   Section 4.14.   Contracts...........................................................      31
   Section 4.15.   Affiliate Agreements................................................      32
   Section 4.16.   Insurance...........................................................      33
   Section 4.17.   Environmental.......................................................      33
   Section 4.18.   Employee Benefit and Other Plans....................................      34
ARTICLE V  PRE-CLOSING COVENANTS OF THE SELLER.........................................      36
   Section 5.01.   Conduct of Business.................................................      36
   Section 5.02.   Contracts, etc......................................................      36
   Section 5.03.   Employees...........................................................      37
   Section 5.04.   Other Offers, etc...................................................      37
   Section 5.05.   Access by the Buyer.................................................      37
   Section 5.06.   Consents............................................................      38
   Section 5.07.   Notification........................................................      38
   Section 5.08.   Conditions..........................................................      38
ARTICLE VI  PRE-CLOSING COVENANTS OF THE BUYER AND AQUATICS............................      39

                                      vi
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   Section 6.01.   Notification........................................................      39
   Section 6.02.   Conditions..........................................................      39
   Section 6.03.   Access by the Seller................................................      39
   Section 6.04.   Financial Statements................................................      40
ARTICLE VII CONDITIONS TO THE BUYER'S AND AQUATICS' OBLIGATIONS........................      40
   Section 7.01.   Representations and Warranties......................................      40
   Section 7.02.   Covenants...........................................................      40
   Section 7.03.   Certificates........................................................      40
   Section 7.04.   Opinion of Counsel..................................................      40
   Section 7.05.   Governmental Consents...............................................      41
   Section 7.06.   Actions or Proceedings..............................................      41
   Section 7.07.   Third Party Consents................................................      41
   Section 7.08.   Creditors Approval..................................................      41
   Section 7.09.   Legal Matters Satisfactory..........................................      41
   Section 7.10.   No Material Adverse Effect..........................................      42
ARTICLE VIII  CONDITIONS TO THE SELLER' OBLIGATIONS....................................      42
   Section 8.01.   Representations and Warranties......................................      42
   Section 8.02.   Covenants...........................................................      42
   Section 8.03.   Certificates........................................................      42
   Section 8.04.   Opinion of Counsel..................................................      42
   Section 8.05.   Governmental Consents...............................................      42
   Section 8.06.   Actions or Proceedings..............................................      43

                                      vii
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   Section 8.07.   Legal Matters Satisfactory..........................................      43
   Section 8.08.   No Material Adverse Effect..........................................      43
   Section 8.09.   Financial Statements................................................      43
ARTICLE IX NON-COMPETITION; CONFIDENTIALITY............................................      43
   Section 9.01.   Non-Competition.....................................................      43
   Section 9.02.   Confidentiality.....................................................      44
   Section 9.03.   Breach..............................................................      44
   Section 9.04.   Severability........................................................      44
   Section 9.05.   Termination Upon Occurrence of Termination Event....................      45
ARTICLE X  POST-CLOSING COVENANTS......................................................      45
   Section 10.01.  Further Assurances..................................................      45
   Section 10.02.  Accounts Receivable;
                   Authorization; Mail.................................................      45
   Section 10.03.  Retention of Records; Access........................................      46
   Section 10.04.  Tax Matters.........................................................      46
   Section 10.05.  Seller Employees....................................................      47
   Section 10.06.  Services Agreement..................................................      48
   Section 10.07.  Maintenance of Insurance............................................      48
   Section 10.08.  Right of the Seller to
                   Nominate Directors..................................................      49
   Section 10.09.  Financial Statements................................................      49
   Section 10.10.  Disposal of Gunite Rigs.............................................      50
   Section 10.11.  Leases..............................................................      50

                                     viii
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   Section 10.12.  Removal of Underground Storage Tanks................................      51
   Section 10.13.  Grant of Certain Stockholder Rights.................................      51
ARTICLE XI TERMINATION AND ABANDONMENT.................................................      51
   Section 11.01.  Termination.........................................................      51
   Section 11.02.  No Waiver...........................................................      52
ARTICLE XII INDEMNIFICATION............................................................      52
   Section 12.01.  By the Seller.......................................................      52
   Section 12.02.  By the Buyer........................................................      52
   Section 12.03.  Limitations; Remediation............................................      53
   Section 12.04.  Notice of Claims....................................................      54
   Section 12.05.  Third Party Claims..................................................      54
   Section 12.06.  Payments............................................................      55
   Section 12.07.  Remedies Exclusive..................................................      55
   Section 12.08.  Certain Damages.....................................................      55
   Section 12.09.  Offsets.............................................................      55
ARTICLE XIII  MISCELLANEOUS............................................................      56
   Section 13.01.  Survival............................................................      56
   Section 13.02.  Expenses............................................................      56
   Section 13.03.  Notices.............................................................      56
   Section 13.04.  Amendment, etc......................................................      57
   Section 13.05.  Governing Law.......................................................      57


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   Section 13.06.  Assignment..........................................................      58
   Section 13.07.  Publicity...........................................................      58
   Section 13.08.  Counterparts........................................................      58
   Section 13.09.  Captions............................................................      58
   Section 13.10.  Third Parties.......................................................      58
   Section 13.11.  Hart-Scott-Rodino Filing............................................      58

                                    EXHIBITS
                                    --------

     EXHIBIT A    Form Of Subordinated Note

     EXHIBIT B    Form of Warrant

                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT, dated the 16th day of February, 1996, between GENERAL AQUATICS, INC., a Delaware corporation ("Aquatics"), KDI SYLVAN POOLS, INC., a Delaware corporation and a wholly-owned subsidiary of Aquatics (the "Buyer"), and ANTHONY INDUSTRIES, INC., a Delaware corporation (the "Seller").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS:

     1. A division of the Seller (the "Division") is engaged in the business of the construction and remodeling of residential inground swimming pools, the distribution of swimming pool equipment, the manufacture, installation and distribution of swimming pool covers and the servicing of swimming pools, swimming pool equipment and swimming pool covers.

     2. The Buyer desires to acquire, and the Seller desires to sell, all of the assets (tangible and intangible), properties, business and goodwill of the Seller directly or indirectly relating to the Division.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01.  "Affiliate" shall mean, with respect to any Person, any
                     ---------
other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" or "under common control with") as applied to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and powers of that Person, whether through the ownership of voting securities or by contract or otherwise.

     Section 1.02.  "Affiliated Group" shall mean, with respect to the Seller or
                     ----------------
Aquatics, any affiliated, consolidated, combined, unitary or similar group (within the meaning of Section 1504 of the Code, or any comparable provision of state or local law, as the case may be) of which the Seller or Aquatics, as the case may be, is or was a member.

     Section 1.03  "Assets" shall have the meaning ascribed to such term in
                    ------
Section 2.02.

     Section 1.04.  "Assumed Liabilities" shall have the meaning ascribed to
                     -------------------
such term in Section 2.03.

     Section 1.05.  "Balance Sheet Adjustments" shall mean the following
                     -------------------------
adjustments to be made to the financial statements of the Division: (i) all inventory shall be accounted for on the FIFO method, (ii) the real property owned by the Seller and located in Philadelphia, Pennsylvania shall be written-up to its appraised value to be determined and currently estimated at $575,000,
(iii) no goodwill shall be included in the assets of the Seller, except for $500,000 of goodwill with respect to the value of "Poolsaver", (iv) the gunite rigs and related vehicles owned by the Seller shall be valued in the aggregate at $368,000, and (v) all warranty accruals shall be prepared on a basis consistent with past practices (or on a basis no less conservative than past practices) and shall equal or exceed the sum of $250,000 and the aggregate amount of all payments, obligations, or other liabilities which are required to satisfy warranty claims known to the Seller as of the date of such financial statements.

     Section 1.06.  "Buyer Contracts" shall have the meaning ascribed to such
                     ---------------
term in Section 4.14(a).

     Section 1.07.  "Buyer's Documents" shall have the meaning ascribed to such
                     -----------------
term in Section 4.02.

     Section 1.08.  "Buyer's Representatives" shall have the meaning ascribed to
                     -----------------------
such term in Section 5.05.

     Section 1.09.  "Code" shall mean the Internal Revenue Code of 1986, as
                     ----
amended from time to time, and any successor statute thereto.

     Section 1.10.  "Closing", "Closing Time", "Closing Date" and "Closing
                     -------    ------------    ----------         -------
Place" shall have the meanings ascribed to such terms in Section 2.01.
----

     Section 1.11.  "Closing Date Balance Sheet" shall mean the balance sheet of
                     --------------------------
the Division described in Section 2.04.

     Section 1.12.  "Common Stock" shall mean the common stock, $.01 par value,
                     ------------
of Aquatics.

     Section 1.13.  "Contracts" shall mean all leases (other than leases of real
                     ---------
property), agreements, contracts and other legally binding commitments, whether written or oral, to which the Seller is a party or by which it may be bound, and pursuant to which it receives any benefit, directly or indirectly, relating to the Division.

     Section 1.14.  "Counsel for Aquatics" shall mean Rosenman & Colin LLP.
                     --------------------

     Section 1.15.  "Counsel for the Seller" shall mean Gibson, Dunn & Crutcher.
                     ----------------------

     Section 1.16.  "Debt Securities" shall mean the subordinated notes of
                     ---------------
Aquatics to be issued pursuant to Section 2.04(a) in the form of Exhibit A
                                                                 ---------
hereto.

     Section 1.17.  "Division" shall have the meaning ascribed to such term in
                     --------
the recitals hereto.

     Section 1.18.  "Division Employees" shall mean those persons who, on the
                     ------------------
Closing Date, are employed by the Seller or any of its Affiliates primarily in connection with the business of the Division.

     Section 1.19.  "Environment" shall mean soil, surface waters, ground
                     -----------
waters, land, stream sediments, surface or subsurface strata, ambient air, and any environmental medium.

     Section 1.20.  "Environmental Laws" shall mean any federal, state, or local
                     ------------------
law, regulation, ordinance, rule, binding guideline, by-law or Governmental Authority order regulating or relating to the protection of the Environment with respect to Hazardous Substances, whether existing as of the date hereof, previously enforced, or subsequently enacted.

     Section 1.21.  "Environmental Permit" shall mean any permit, license,
                     --------------------
approval, consent, or authorization issued by a Governmental Authority under or pursuant to any Environmental Laws.

     Section 1.22.  "ERISA" shall mean the Employee Retirement Income Security
                     -----
Act of 1974, as amended from time to time.

     Section 1.23.  "ERISA Affiliate" shall mean, with respect to a Person, all
                     ---------------
members of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control and all other entities which, together with such Person, are treated as a single employer under any or all of Sections 414(b), (c), (m) or (o) of the Code at any time during the period of five years ending on the Closing Date.

     Section 1.24.  "ERISA Plan" shall mean an "employee benefit plan" as
                     ----------
defined in Section 3(3) of ERISA.

     Section 1.25.  "Excluded Assets" shall have the meaning ascribed to such
                     ---------------
term in Section 2.02.

     Section 1.26.  "Excluded Liabilities" shall have the meaning ascribed to
                     --------------------
such term in Section 2.03.

     Section 1.27.  "Fixed Assets" shall have the meaning ascribed to such term
                     ------------
in Section 3.04.

     Section 1.28.  "GAAP" shall mean generally accepted accounting principles.
                     ----

     Section 1.29.  "Governmental Authority" shall mean any federal, state,
                     ----------------------
local, foreign or other governmental or administrative body, instrumentality, department, agency or any court, tribunal, administrative hearing, arbitration panel, commission or other similar dispute resolving panel or body.

     Section 1.30.  "Hazardous Substances" shall mean (a) any pollutant, toxic
                     --------------------
substance, contaminant, chemical, hazardous waste, hazardous material, petroleum product, oil, radioactive material or energy (whether such energy is radioactive or not), the exposure to or release of which is prohibited, limited or regulated by any Governmental Authority with jurisdiction over the Seller, the Division, the Buyer, Aquatics, the Sites, or the operations or activity at the Sites under or pursuant to any Environmental Law; (b) any substance, gas material or chemical which is or may be defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes," or words of similar import under any Environmental Law; and (c) radon gas, asbestos in any form which could or does become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent.

     Section 1.31.  "Initial Shares" shall mean the shares of Common Stock to be
                     --------------
issued to the Seller on the Closing Date pursuant to Section 2.04(a) and shares of stock or other securities of any class resulting from the reclassification, split, combination, or other change thereof, dividends of securities paid thereon, and securities of any other issuer received in exchange for such Initial Shares in connection with any merger, consolidation, reorganization or acquisition involving Aquatics.

     Section 1.32.  "Intellectual Properties" shall have the meaning ascribed to
                     -----------------------
such term in Section 3.14.

     Section 1.33.  "IPO" shall mean the consummation of the first underwritten
                     ---
public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, for the account of Aquatics.

     Section 1.34.  "Leases" shall have the meaning ascribed to such term in
                     ------
Section 3.09.

     Section 1.35.  "Liens" shall mean any and all mortgages, pledges, liens,
                     -----
security interests, encumbrances and restrictions of every kind and nature, other than Permitted Liens.

     Section 1.36.  "Material Adverse Effect" shall mean, with respect to any
                     -----------------------
Person or the Division, any event or circumstance which results in, or is reasonably likely to result in, a material adverse change (financial or otherwise) in the business, operations, properties, assets or condition of such Person or the Division.

     Section 1.37.  "Multiemployer Plan" shall mean a "multiemployer plan" as
                     ------------------
defined in Section 4001(a)(3) of ERISA.

     Section 1.38.  "Net Worth" shall mean the excess of the book value of the
                     ---------
Assets over the Assumed Liabilities calculated in accordance with GAAP, except as adjusted by the Balance Sheet Adjustments and the items listed in Schedule 3.03(a).

     Section 1.39.  "PBGC" shall mean the Pension Benefit Guaranty Corporation
                     ----
or any person succeeding to the functions thereof.

     Section 1.40.  "Permitted Liens" shall mean (i) Liens for Taxes or
                     ---------------
governmental assessments, charges or claims the payment of which is not yet due;
(ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Persons and other Liens imposed by applicable law, rule or regulation incurred in the ordinary course of business for sums not yet delinquent; (iii) Liens relating to deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; and (iv) Liens on the Properties which are disclosed in any preliminary title report delivered to the Buyer on or before the date of this Agreement and which (a) do not materially interfere with or impair the operations of any parcel of such Properties for the purposes for which it is or may reasonably be expected to be used, (b) do not require the payment of any money by the Buyer, (c) do not create any affirmative obligations of the Buyer and (d) do not materially detract from the value of such Properties.

     Section 1.41.  "Person" shall mean any individual, corporation,
                     ------
partnership, limited liability company, limited liability partnership, joint venture, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or other entity or Governmental Authority or the Division.

     Section 1.42.  "Plan" shall mean any plan, program, arrangement, agreement
                     ----
or commitment which is a pension, profit sharing, savings, thrift or other retirement plan (including, without limitation, any "employee pension benefit plan" as defined in Section 3(2) of ERISA), deferred compensation, stock purchase, stock option, performance share, bonus or other incentive plan, severance pay plan, policy or procedure, life, health, disability or accident insurance plan (including, without limitation, each Welfare Benefit Plan) or vacation or other employee benefit plan, program, arrangement, agreement or commitment, whether or not written.

     Section 1.43.  "Pro Forma Balance Sheet" shall have the meaning ascribed to
                     -----------------------
such term in Section 3.03.

     Section 1.44.  "Properties" shall have the meaning ascribed to such term in
                     ----------
Section 3.11.

     Section 1.45.  "Release" shall mean any releasing, spilling, leaking,
                     -------
pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping into the Environment.

     Section 1.46.  "Rights in the Name" shall have the meaning ascribed to such
                     ------------------
term in Section 2.02.

     Section 1.47.  "Securities" shall mean the Common Stock and any other
                     ----------
equity securities of Aquatics of any class or character whatsoever, whether now or hereafter authorized.

     Section 1.48.  "Seller's Documents" shall have the meaning ascribed to such
                     ------------------
term in Section 3.02.

     Section 1.49.  "Shares" shall mean the Initial Shares and the Warrant
                     ------
Shares.

     Section 1.50.  "Sites" shall mean all locations owned or used by the
                     -----
Seller, Division or any Affiliate at any time prior to the Closing Date in connection with the business of the Division.

     Section 1.51.  "Subsidiary" shall mean, with respect to any Person, any
                     ----------
corporation, partnership, limited liability company, limited liability partnership, joint venture, trust or other business entity of which more than 50% of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the Subsidiaries of that Person or a combination thereof.

     Section 1.52.  "Taxes" shall mean federal, state, local or foreign income,
                     -----
capital gains, profits, gross receipts, payroll, capital stock, franchise, employment, withholding, social security, unemployment, disability, real property, personal property, stamp, excise, occupation, sales, use, transfer, mining, value added, investment credit recapture, alternative or add-on minimum, environmental, estimated or other taxes, duties or assessments of any kind, including any interest, penalty and additions imposed with respect to such amounts.

     Section 1.53.  "Tax Authority" shall mean any federal, national, foreign,
                     -------------
state, municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body or other authority exercising any taxing or tax regulatory authority.

     Section 1.54.  "Tax Proceedings" shall mean any audit, other administrative
                     ---------------
proceeding or judicial proceeding involving Taxes.

     Section 1.55.  "Tax Returns" shall mean all returns and reports (including
                     -----------
schedules attached thereto) required to be filed with or supplied to a Tax Authority with respect to Taxes.

     Section 1.56.  "Threat of Release" shall mean a substantial likelihood of a
                     -----------------
Release which requires action to prevent or mitigate damage to the Environment which may result from such Release.

     Section 1.57.  "Warn Act" shall mean the Worker Adjustment and Retraining
                     --------
Notification Act.

     Section 1.58.  "Warrant Shares" shall mean the shares of Common Stock (and
                     --------------
any other securities) issuable upon exercise of the Warrants and shares of stock or other securities of any class resulting from the reclassification, split, combination, or other change thereof, dividends of securities paid thereon, and securities of any other issuer received in exchange for such Warrant Shares in connection with any merger, consolidation, reorganization or acquisition involving the Buyer or Aquatics.

     Section 1.59.  "Warrants" shall mean the warrants of Aquatics to be issued
                     --------
to the Seller on the Closing Date pursuant to Section 2.04(a) in the form of the Warrant attached hereto as Exhibit B and any other Warrants into which such
                           ---------
Warrants may be divided or which may be issued in exchange or substitution therefor, as the same may be amended, modified or supplemented from time to time.

     Section 1.60.  "Welfare Benefit Plan" shall mean an "employee welfare
                     --------------------
benefit plan" within the meaning of Section 3(1) of ERISA.

                                   ARTICLE II
                               PURCHASE AND SALE

     Section 2.01.  Closing. The closing (the "Closing") of the transactions set
                    -------
forth in this Article II shall take place at 10:00 A.M., Los Angeles time, on February 29, 1996, at the offices of Gibson, Dunn & Crutcher, 2029 Century Park East, Suite 4000, Los Angeles, California 90067, unless all of the conditions to the Closing set forth in Articles VII and VIII have not been satisfied or waived by the party entitled to waive the same, in which event the Closing shall occur on the date two days after all such conditions have been so satisfied or waived (or, if not a business day, the next succeeding business day), or unless a different time, date or place is agreed to by the parties. (Hereinafter, such date is referred to as the "Closing Date", such time on the Closing Date is referred to as the "Closing Time" and such offices are referred to as the "Closing Place.")

     Section 2.02.  Sale of Assets. At the Closing Time and at the Closing
                    --------------
Place, the Seller agrees that:

     (a) It will convey, transfer, assign and deliver, or cause to be conveyed, transferred, assigned and delivered, to the Buyer all the Seller's right, title and interest in and to all of the assets and properties, tangible and intangible, real, personal and mixed, used, owned or held by the Seller, in connection with the business of the Division, wheresoever situated and whether or not specifically referred to herein (the "Assets") free and clear of all Liens, including, without limiting the generality of the foregoing, (1) all accounts receivable, inventories, equipment, goods and supplies, proceeds under insurance policies (excluding proceeds under insurance policies that relate to Excluded Assets or Excluded Liabilities), other "current assets" (defined in accordance with GAAP) and machinery, equipment and spare parts, furniture and fixtures, and customer lists of the Seller directly or indirectly relating to the Division, (2) all of the Seller's claims and rights of every kind under all Contracts and Leases (except to the extent relating to counter-claims related to Excluded Liabilities subject to the Seller making such claims in good faith),
(3) all of the Seller's business and good will directly or indirectly relating to the Division, if any, as a going concern, (4) all assets and properties reflected in the Closing Date Balance Sheet, (5) all of the Seller's rights with respect to patents, patent applications, drawings, maskwork, software, service manuals, trademarks, trademark applications, trade names, copyrights, trade secrets, licenses, including, without limitation, the names "Anthony Pools" and "Poolsaver," including all letterheads, logos, trademarks, advertisements and other materials containing any of such names (such rights in such names being hereinafter called the "Rights in the Name") and other Intellectual Properties used in connection with the Division's business, (6) all of the Seller's rights to memberships in trade organizations used in connection with the Division, (7) all of the Seller's certifications, licenses, permits, Environmental Permits, authorizations and approvals issued by any Governmental Authority used in connection with the Division, (8) all of the Seller's claims and causes of action against others relating to the Division (except to the extent relating to the Excluded Assets or the Excluded Liabilities),
and (9) all of the Seller's rights, privileges and franchises and all of the Seller's books and records relating to the Division. In addition to assets excluded from the definition of Assets in the preceding sentence and notwithstanding anything contained in the preceding sentence to the contrary, the Seller is not selling, and the Buyer is not purchasing, and the Assets shall not include the following (the "Excluded Assets"): (i) the Seller's minute books, stock certificates books, tax returns, tax books, and records, and other similar corporate records (provided, however, that the Seller shall provide copies of the relevant portions thereof to the Buyer upon the Buyer's request),
(ii) the Seller's right, title and interest in, and to, any asset or property (including any Contract, Lease, membership, certification, license, permit, authorization or approval) the assignment or attempted assignment of which would be invalid or would constitute a breach of any agreement or commitment to which the Seller is a party or by which it may be bound; provided, however, that any asset or property referred to in clause (ii) of this sentence and which would otherwise be included in the definition of Assets shall be held and/or received by the Seller for the use and at the direction and for the benefit of the Buyer, in the case of certifications, licenses, permits, authorizations and approvals, for a period of not less than 120 days, so that the Buyer will be, to the extent practicable after the Seller has used commercially reasonable efforts and to the extent not prohibited by law, in substantially the same economic position as if such asset had been transferred to the Buyer at the Closing (except that with respect to any Lease the assignment of which cannot be effected at the Closing, the Seller covenants and agrees to make all payments and satisfy all other obligations thereunder in accordance with its terms, until the time that any such Lease may be assigned without constituting a breach thereof, and the Buyer shall reimburse the Seller for any such payment as soon as practicable after the Buyer has received written notice from the Seller that any such payments have been made, provided, that, the Seller covenants and agrees that it shall not make any such payment if the Buyer gives written instructions to the Seller requesting that the Seller cease making such payments, subject to the Buyer holding the Seller harmless from any damages from the failure to make such payments), (iii) all cash and cash equivalents of the Division and any bank account of the Seller relating to the Division, (iv) any claims asserted by the Seller in any litigation involving the Seller, whether or not disclosed in Schedule 3.15,
                                                                      ----
other then claims relating to the Assets or the Assumed Liabilities, (v) the Seller's rights under all insurance policies, whether or not disclosed in any Schedule hereto, to the extent relating to the Excluded Assets or the Excluded Liabilities, (vi) all books, records, correspondence and other information relating to the Excluded Assets or the Excluded Liabilities, (vii) the name "Anthony Industries," including all letterheads, logos, trademarks, advertisements and other materials containing such name and (viii) all Plans of the Seller and any ERISA Affiliate of the Seller. Such conveyance, transfer, assignment and delivery shall be effected by such assignments, deeds, bills of sale and other instruments as shall be reasonably requested by Counsel for Aquatics.

     (b) The Seller shall constitute and appoint the Buyer the true and lawful attorney of the Seller, with full power of substitution, in the name of the Seller or in the name of the Buyer, but for the benefit of the Buyer and at the expense of the Buyer (provided, however, that, the Seller's obligations will not in any way be limited as a result of the Buyer undertaking such expense) (1) to collect, assert or enforce any claim, right or title of any kind in or to the Assets, to institute and prosecute all actions, suits and proceedings which the Buyer may deem proper in order to collect, assert or enforce any such claim, right or title, to defend and compromise all actions, suits and proceedings in respect of any Asset, and to do all such acts and things in relation thereto as the Buyer shall deem advisable and (2) to endorse, without recourse, the name of the Seller on any check or other evidence of indebtedness received by the Buyer on account of any Asset. The Seller acknowledges that such powers are coupled with an interest and shall not be revocable by it in any manner or for any reason, including its dissolution, and that the Buyer shall be entitled to retain for its own account any amounts collected pursuant to such powers, including any amounts payable as interest in respect thereof. Such powers shall be granted by such powers of attorney and other instruments as shall be reasonably requested by Counsel for Aquatics.

     Section 2.03.  Payment of Purchase Price; Assumption of Liabilities. At the
                    ----------------------------------------------------
Closing Time and at the Closing Place, the Buyer and Aquatics agree that in full payment of the purchase price for the Assets:

     (a) The Buyer shall purchase the Assets for a purchase price (the "Purchase Price") consisting of the following securities: (i) 100,000 shares of Common Stock (representing 6% of the shares of Common Stock outstanding and deemed outstanding as of the Closing Date calculated on a fully diluted basis, including the shares issuable pursuant to this clause (i) and upon exercise of the Warrants), (ii) Debt Securities in the form of Exhibit A hereto and in a principal amount equal to the Net Worth of the Division as of the Closing Date, and (iii) Warrants in the form of Exhibit B hereto exercisable for 455,556 shares of Common Stock (representing 27-1/3% of the shares of Common Stock outstanding and deemed outstanding as of the Closing Date calculated on a fully diluted basis, including the shares issuable pursuant to the foregoing clause
(i) of this sentence and upon exercise of the Warrants) with an aggregate initial exercise price equal to the Net Worth of the Division as of the Closing Date.

     (b) From and after the Closing Date, the Buyer will assume and agree to pay, perform and discharge only the following (the "Assumed Liabilities"):

          (i) All of the "current liabilities" (defined in accordance with GAAP) of the Division which are reflected in the Closing Date Balance Sheet.

          (ii) All of the liabilities and obligations arising or accruing subsequent to the Closing Time under the Contracts and the Leases, except the obligation to pay the sum of $78,807.61 upon the occurrence of certain events pursuant to Section 2 of that certain Promissory Note, dated April 7, 1995, of Seller in the original principal amount of $129,142 and issued to Fairway Industrial Company.

          (iii) All liabilities and obligations, of any kind, character or description, whether known or unknown, direct or indirect, absolute or contingent, and whether or not reflected on the Pro Forma Balance Sheet or the Closing Date Balance Sheet, of the Division for wrongful death, personal injury, physical property damage or any other injury, damage or harm of any nature allegedly resulting from the products constructed, manufactured, sold or leased by the Seller prior to the Closing Time or any other product liability claims in connection with the business of the Division, but only if such wrongful death, personal injury, physical property damage or other injury, damage or harm occurs after the Closing Time.

          (iv) All liabilities and obligations, of any kind, character or description, whether known or unknown, direct or indirect, absolute or contingent, and whether or not reflected on the Pro Forma Balance Sheet or the Closing Date Balance Sheet, of the Division with respect to claims, whether arising or made before or after the Closing Time, under warranties, whether express, implied or granted by law, covering products or services of the Division, unless such liability or obligation arises out of, or is in connection with, any lawsuit or any other proceeding before a court of law pending as of the Closing Date.

          (v) All liabilities and obligations of the Seller with respect to the earn-out to be paid by the Seller pursuant to that certain Consulting Agreement, dated August 26, 1988, between the Seller and Flintridge Partnership, a general partnership.

Notwithstanding anything to the contrary set forth in this Section 2.03(b), the Assumed Liabilities shall not include the Excluded Liabilities.

     (c) Neither the Buyer nor Aquatics has agreed to pay, shall not be required to assume and shall not have any liability or obligation with respect to, any of the following (collectively the "Excluded Liabilities"):

          (i) Any liability or obligation of any kind, character or description, whether known or unknown, direct or indirect, absolute or contingent, of the Seller not specifically referred to in any of clauses (i) to (v) of Section 2.03(b), including, without limiting the generality of the foregoing, (A) any current liability which is not reflected in the Closing Date Balance Sheet (other than current liabilities specifically referred to in any of clauses (i) to (v) of Section 2.03(b)), (B) any of the liabilities of the Seller for borrowed money, or any accrued interest thereon or current installments of principal thereof, or any accrued interest on short term indebtedness for borrowed money, whether or not incurred in the ordinary and regular course of the business of the Division and whether or not reflected in the Closing Date Balance Sheet, (C) any obligation under any Contract, which Contract is not either set forth in
Schedule 3.08 or is not required to be set forth in Schedule 3.08 or which was
         ----                                                ----
not assigned to the Buyer pursuant to Section 2.02, or under any Lease which is not set forth in Schedule 3.09 or is not required to be set forth in Schedule
3.09 or which was not assigned to the Buyer pursuant to Section 2.02, (D) any
----
liability or obligation, direct or indirect, with respect to any Plan of the Seller or any ERISA Affiliate and (E) any liability or obligation with respect to severance benefits which are payable by the Seller to any employee of the Seller.

          (ii) Any liability or obligation for Taxes, whether direct, indirect or contingent, of the Seller or any Affiliate or any Affiliated Group of the Seller except as otherwise provided in Section 10.04(d).

          (iii) Any liability or obligation, direct, indirect or contingent, of the Seller for wrongful death, personal injury or physical property damage (other than as a result of warranty claims assumed by the Buyer pursuant to Section 2.03(b)(iv)) allegedly resulting from the use of or in connection with swimming pools or products constructed, manufactured, sold or leased by the Seller prior to the Closing Time, if such wrongful death, personal injury or physical property damage occurs prior to the Closing Time.

          (iv) Any liability or obligation, direct, indirect or contingent, of the Seller in connection with the business of the Division or the Sites with respect to events occurring prior to the Closing Date, arising out of or in connection with Environmental Laws. For purposes of this Section 2.03(c)(iv), events occurring prior to the Closing Date shall include, but not be limited to, the use, handling, manufacture, generation, production, storage, treatment, processing, transfer, Release, Threat of Release or disposal of Hazardous Substances at, on or from any of the Sites prior to the Closing Date, or use, handling, manufacture, generatation, production, storage, treatment, processing, transfer, Release, Threat of Release or disposal of Hazardous Substances by the Seller prior to the Closing Date, even if not discovered until after the Closing Date.

          (v) Any intercompany liability or obligation, direct, indirect or contingent, of the Division to the Seller, whether or not reflected in the Closing Date Balance Sheet.

     (d) Except as otherwise provided in Section 2.02(a) with respect to Lease payments, to the extent that the Seller effectively makes available to the Buyer, or the Buyer otherwise realizes through performance, any benefit of any Contract not listed in Schedule 3.08 which is required to be so listed, or of
                                ----
any Lease not listed in Schedule 3.09, which is required to be so listed, or
                                 ----
under any Contract or Lease not assigned pursuant to Section 2.02(a), the Buyer shall assume the corresponding obligations of the Seller thereunder.

     Section 2.04.  Closing Payment; Purchase Price Adjustment.
                    ------------------------------------------

     (a) At the Closing Time, the Buyer and Aquatics will issue and deliver to the Seller (the "Closing Payment") (i) 100,000 shares of Common Stock, (ii) Debt Securities in a principal amount equal to the Net Worth of the Division set forth in the Pro Forma Balance Sheet, and (iii) Warrants exercisable for 455,556 shares of Common Stock with an aggregate initial exercise price equal to the Net Worth of the Division set forth in the Pro Forma Balance Sheet.

     (b) The Purchase Price will be adjusted as soon as practicable following the Closing in accordance with this Section 2.04. Seller shall cause Ernst & Young to deliver to Aquatics and Buyer within 30 days following the date of this Agreement an audited Special Purpose Statement of Adjusted Net Worth (the "EY Balance Sheet") setting forth the financial position of the Division as of December 31, 1995 (exclusive of the Excluded Assets and Excluded Liabilities) in accordance with GAAP (subject to the Balance Sheet Adjustments and the items set forth in Schedule 3.03(a)).
                  -------

     (c) As soon as practicable (but in no event later than 60 days after the Closing Date) the Seller shall deliver a balance sheet of the Division as of the Closing Date certified by the Seller's chief financial officer (the "Closing Date Balance Sheet") and a calculation of the Net Worth of the Division as of the Closing Date. The Closing Date Balance Sheet shall fairly reflect the financial position of the Division as of the Closing Date (exclusive of the Excluded Assets and Excluded Liabilities) and shall be prepared in accordance with GAAP (subject to the Balance Sheet Adjustments and the items set forth in
Schedule 3.03(a)) and shall be prepared in accordance with the same principles
         -------
as used in the preparation of the EY Balance Sheet.

     (d) If the Net Worth of the Division set forth in the Closing Date Balance Sheet is less than the Net Worth of the Division set forth in the Pro Forma Balance Sheet, the aggregate principal amount of the Debt Securities and the aggregate initial exercise price of the Warrants shall be reduced to the extent of the difference. If the Net Worth of the Division set forth in the Closing Date Balance Sheet is more than the Net Worth of the Division set forth in the Pro Forma Balance Sheet, the aggregate principal amount of the Debt Securities and the aggregate initial exercise price of the Warrants shall be increased to the extent of the difference. Notwithstanding the foregoing provisions of this
Section 2.04(d), no adjustment to the aggregate exercise price of the Warrants pursuant to this Section 2.04 shall result in the Warrants being exercisable into more or less than 27-1/3% of the shares of Common Stock deemed outstanding as of the Closing Date on a fully diluted basis.

     (e) The Seller shall provide the Buyer and the Buyer's accountants and attorneys with access to all work papers, documents, receipts, invoices and other materials and reasonable access to the Seller's personnel during regular business hours as may be necessary or reasonably requested by the Buyer in its review of the Closing Date Balance Sheet. If the Buyer does not timely deliver a "Contest Notice" (as hereinafter defined) in accordance with Section 2.04(f), the Closing Date Balance Sheet and the Purchase Price as adjusted will be final and binding on all the parties.

     (f) In the event that the Buyer contests any part of the Purchase Price as adjusted, as set forth above, the Buyer shall give written notice of its objections thereto (a "Contest Notice") within 60 days following the delivery of the Closing Date Balance Sheet. Any such Contest Notice shall specify in reasonable detail the nature of any disagreement asserted and the amount claimed by the Buyer.

     (g) During the period of 30 days following the timely delivery of any such Contest Notice, the Buyer and the Seller shall attempt to resolve any differences which the Buyer and the Seller may have with respect to any matter specified in the Contest Notice (which resolution, if any, shall be final and binding on all the parties). If, at the end of such 30 day period, the Buyer and the Seller shall fail to reach written agreement with respect to all of such matters, then all such matters specified in any Contest Notice with respect to which such written agreement has not been reached and any matters directly related thereto (the "Disputed Matters") shall be submitted to and arbitrated by an independent certified public accounting firm of national standing (the "Arbitrator") mutually selected by the Buyer's accountants and the Seller's accountants, respectively. The Arbitrator shall consider only the Disputed Matters. The Arbitrator shall act promptly, and the Arbitrator's decision with respect to all Disputed Matters shall be final and binding upon the parties hereto.

     (h) The fees and expenses of the Arbitrator incurred in connection with its review and determination of any Disputed Matters shall be borne one-half by the Buyer and one-half by the Seller.

     (i) If the Net Worth of the Division as set forth in the Closing Date Balance Sheet as finally determined pursuant to Section 2.04 (e), (f) and (g) is different from the Net Worth of the Division as set forth in the Closing Date Balance Sheet as delivered pursuant to Section 2.04(c), then the aggregate principal amount of the Debt Securities and the aggregate exercise price of the Warrant shall be readjusted in accordance with the provisions of Section 2.04(d).

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to Aquatics and the Buyer that:

     Section 3.01.  Organization and Good Standing. The Seller is a corporation
                    ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware; has the full corporate power and authority to conduct all of the business and activities conducted by it and to own or lease all of the assets owned or leased by it, and is duly licensed or qualified to do business and in good standing as a foreign corporation under the laws of every jurisdiction in which the nature of the activities conducted by the Seller and/or the character of the assets owned or leased by the Seller makes such qualification or license necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or the Division.

     Section 3.02.  Corporate Authorization; Enforceability; Non-
                    ---------------------------------------------
Contravention. The Seller has taken all corporate action required to be taken by
-------------
it to authorize the execution and delivery of this Agreement and the agreements to be executed and delivered by it hereunder (together with this Agreement, the "Seller's Documents") and the transactions hereby and thereby contemplated. The Seller has the corporate power and authority to execute and deliver the Seller's Documents and to consummate the transactions hereby and thereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof and thereof; and this Agreement is, and the other Seller's Documents on the Closing Date will be, valid and binding upon and enforceable against the Seller in accordance with their respective terms. Except as set forth on
Schedule 3.02 or Schedule 3.12, neither the execution and delivery of the
         ----             ----
Seller's Documents nor the consummation of the transactions thereby contemplated
(a) will constitute any violation or breach of (i) the Certificate of Incorporation or the By-Laws the Seller, (ii) any provision of any Contract required to be listed on Schedule 3.08 or any Lease or (iii) any order, writ,
                                  ----
injunction, decree, statute, rule or regulation, or (b) will result in the creation of any Lien on any of the Assets.

     Section 3.03.  Financial Statements. (a) The Seller has delivered to the
                    --------------------
Buyer unaudited pro forma financial statements of the Division, consisting of a pro forma balance sheet as of December 31, 1995 (the "December 31, 1995 Balance Sheet") and a pro forma statement of income for the year ended December 31, 1995. All of such financial statements have been prepared in accordance with the books and records of the Seller and the Division, and said financial statements present fairly the financial position of the Division as of December 31, 1995, and present fairly the results of operations of the Division for the year ended December 31, 1995, all in conformity with GAAP, except for (i) the exclusion of the Excluded Assets and Excluded Liabilities, (ii) the Balance Sheet Adjustments and (iii) those items set forth in Schedule 3.03(a). As of December 31, 1995,
                                            -------
neither the Seller nor the Division had any liabilities (which were, with respect to the Division and the Seller, incurred in connection with the business of the Division), absolute, contingent or otherwise, required by GAAP to be reflected, and which were not so reflected, in the December 31, 1995 Balance Sheet except for the Excluded Liabilities and any liabilities excluded by the Balance Sheet Adjustments and the items set forth on Schedule 3.03(a). The
                                                              -------
Seller has also delivered to the Buyer an unaudited estimated pro forma balance sheet of the Division as of February 29, 1996 (the "Pro Forma Balance Sheet") estimated in good faith and otherwise prepared in conformity with the December 31, 1995 Balance Sheet.

     (b) Except as set forth in Schedule 3.03(b), the FIFO costed inventory
                                         -------
reflected in the December 31, 1995 Balance Sheet was, and all inventory owned by the Seller for use in connection with the business of the Division as operated as of the Closing Time will be (except to the extent of any inventory reserves included in the December 31, 1995 Balance Sheet), (i) usable in the ordinary course of the Division's business, containing no material amount of slow-moving, obsolete or damaged goods which have not been written down in conformity with GAAP, (ii) owned by the Seller free and clear of all Liens and (iii) of a size and amount in accordance with the normal practices of the business of the Division. Such inventory is located at the locations set forth in Schedule 3.03(b).
-------

     (c) Except as set forth in Schedule 3.03(c), the trade and accounts
                                         -------
receivable reflected in the December 31, 1995 Balance Sheet were incurred in the ordinary course of business and the amount set aside for reserves for trade and accounts receivable set forth in the Closing Date Balance Sheet shall equal or exceed the aggregate amount of accounts receivable transferred from the Seller to the Buyer at the Closing which the Buyer is unable to collect on or prior to December 31, 1996 after using efforts consistent with the Division's past practices.

     (d) Provided that the Buyer settles or otherwise satisfies all warranty claims in a manner consistent with the Division's past practices, the amount set aside for reserves for warranty claims in the Closing Date Balance Sheet shall equal or exceed the aggregate amount of all payments, obligations or other liabilities which the Buyer makes or satisfies as a result of assuming pursuant to Section 2.03(b)(iv) the obligations and liabilities with respect to the warranty claims known to the Seller as of the Closing Date. Schedule 3.03(d)
                                                                      -------
sets forth a complete list of outstanding warranty claims relating to the Division known to the Seller as of the date hereof.

     (e) To the best knowledge of the Seller, there are no Contracts the performance of which will result in losses to the Division in the aggregate for all such Contracts, in excess of $100,000. For purposes of calculating losses pursuant to this Section 3.03(e), the only costs to be taken into account shall be costs for materials and direct labor.

     (f) The backlog of the Division as of the date hereof is as set forth in
Schedule 3.03(f).
         -------

     Section 3.04.  Fixed Assets. Set forth in Schedule 3.04 is a true, complete
                    ------------                        ----
and correct list of each item of machinery, equipment, spare parts, automobiles, computers, furniture, and other tangible assets (whether under lease or otherwise) of the Seller with a book value in excess of $10,000 relating to the business of the Division (collectively, the "Fixed Assets"). The Fixed Assets are in normal operating condition and repair, taking into account their age and normal wear and tear, containing no material amount of obsolete, damaged or unrepaired items which have not been written down in conformity with generally accepted accounting principles, applied on a consistent basis with prior periods; provided, however, that the Seller makes no representation or warranty
         --------  -------
in this Section 3.04 or any other provision of this Agreement with respect to the condition and repair or degree of obsolescence of any gunite rigs and related vehicles comprising any part of the Assets.

     Section 3.05.  No Subsidiaries; Ownership of Assets. The Assets do not
                    ------------------------------------
include any shares of stock or any other securities of any corporation or any interest in any firm, partnership, association or other entity. All of the assets and properties used in whole or primarily in connection with the business of the Division by the Seller as of the date hereof are owned, leased or held by the Seller, except as set forth in Schedule 3.05, and all of the assets and
                                            ----
properties used in whole or primarily in connection with the business of the Division, including, without limitation, all those set forth on said Schedule 3.05, will be owned, leased or held by the Seller immediately prior to the
----
Closing Time. The Assets are adequate and suitable for the conduct of the business of the Division in the same manner as presently conducted by the Seller.

     Section 3.06.  Taxes.
                    -----

     (a) There are no tax Liens on any Assets that arose in connection with any failure (or alleged failure) to pay any Tax.

     (b) All amounts required to be withheld by the Seller or any of its Affiliates or Affiliated Groups, from employees for income, social security and other payroll taxes have been collected and withheld, and have either been paid to the respective governmental agencies, set aside in accounts for such purpose, or accrued and reserved against and entered upon the books and records of the Seller or its Affiliates or Affiliated Groups, as the case may be.

     Section 3.07.  Tax Nature of Assets. None of the Assets constitutes tax-
                    --------------------
exempt financed property or tax-exempt use property within the meaning of
Section 168 of the Code, and none of the Assets is subject to a lease, safe-harbor lease, or other arrangement as a result of which the Seller is not treated as the owner for federal income tax purposes.

     Section 3.08.  Contracts. (a) Schedule 3.08 contains a complete and correct
                    ---------               ----
list of, or where indicated forms of, all the following Contracts relating to the business of the Division to which the Seller is a party or by which the Seller is bound:

          (i) All forms of Contracts for the construction and remodeling of residential inground swimming pools currently used by the Division ("Construction Contracts") and a list of all Construction Contracts known to Seller;

          (ii) All forms of Contracts with respect to the sale of swimming pool covers currently used by the Division ("Pool Cover Contracts") and a list of all Pool Cover Contracts known to Seller;

          (iii) Contracts with dealers or persons performing installation or servicing for the distribution of swimming pool equipment, the manufacture, installation and distribution of swimming pool covers and the servicing of swimming pools and swimming pool equipment and requiring, in the case of each such Contract, the payment of in excess of $10,000 in any year (collectively, "Swimming Pool Equipment Contracts");

          (iv) equipment lease Contracts requiring, in the case of each such Contract, the payment of in excess of $10,000;

          (v) purchase and sales commitments in excess of $25,000 in any single case or $100,000 in the aggregate for any one customer or vendor, as the case may be, other than Construction Contracts and Swimming Pool Equipment Contracts;

          (vi) commitments or agreements (other than Construction Contracts and Pool Cover Contracts) for services for which a prepayment or advance in excess of $10,000 has been made to or by or on behalf of the Seller;

          (vii) commitments or agreements (other than Construction Contracts and Pool Cover Contracts) which provide for installments or progress payments to the Seller;

          (viii) commitments or agreements not made in the ordinary and regular course of business;

          (ix) Contracts between the Seller and any officer, director or employee of the Seller or any entity controlled, directly or indirectly, by such person;

          (x) commitments or agreements with respect to services calling for annual payments in excess of $20,000 or having a term in excess of one year (other than Construction Contracts, Pool Cover Contracts and Swimming Pool Equipment Contracts);

          (xi) partnership or joint venture contracts or arrangements or any other agreements involving a sharing of revenues or profits material to the Assets to which the Seller is a party or by which the Seller is bound;

          (xii) contracts for the sale of any of the Assets or the grant of any rights to purchase any of the Assets (other than inventory sales in the ordinary course of business);

          (xiii) Contracts with consultants, advisors, salespeople, sales representatives, distributors, lobbyists, dealers or independent contractors to which the Seller is a party or by which the Seller is bound and requiring, in the case of each such Contract, the payment by the Seller of in excess of $100,000 in any year; and

          (xiv) Contracts to which the Seller is a party or by which the Seller is bound restricting the Seller from carrying on its business in its entirety in any jurisdiction.

     (b) Except as listed in Schedule 3.08, the Seller is not a party to any
                                      ----
written or oral (i) employment Contract of any nature with any officer, director or employee of the Division or (ii) Contract of any other nature with any officer, director or employee of the Division, or any of their affiliates or relatives. A copy of each Contract or form of Contract listed in Schedule 3.08
                                                                           ----
has been delivered to the Buyer.

     (c) Except as set forth on Schedule 3.08, the Seller has performed all
                                         ----
material obligations required to be performed by it and is not in default under any Contract, which default would entitle the other party to such Contract to terminate such Contract or accelerate the Seller's obligations thereunder, and no event has occurred which, with the lapse of time or the giving of notice or both, would constitute such a default by the Seller or, to the knowledge of the Seller, by any other party to any such Contract. All of the Contracts are valid, binding and enforceable against the Seller and, to the best of the Seller's knowledge, against the other party thereto in accordance with their respective terms and in full force and effect.

     Section 3.09.  Leases. (a) Schedule 3.09 is a complete list of all leases
                    ------               ----
of real property in effect as of the date hereof used or held for use in connection with the business of the Division and under which the Seller or any Affiliate of the Seller is the tenant (the "Leases"). True and complete copies of all Leases have been made available to the Buyer. All of the Leases are valid, binding and enforceable against the Seller and, to the best of the Seller's knowledge, against the other party thereto in accordance with their terms, and are in full force and effect. The Seller is not in default under any such Lease, which default would entitle the other party to such Lease to terminate such Lease or accelerate the Seller's obligations thereunder, and no event has occurred thereunder which, with the lapse of time or the giving of notice, would constitute such a default, and to the knowledge of the Seller, no other party to any such Lease is in default thereunder.

     Section 3.10.  Environmental. Except as set forth on Schedule 3.10, on the
                    -------------
date hereof and as of the Closing Date:

     (a) (i) The activities, operations and business carried out by the Division, including, but not limited to, the business conducted at the Sites by the Division, are and have been at all times in compliance with all applicable Environmental Laws;

         (ii) as to each of the Sites and other properties currently or previously used for the business of the Division, no Hazardous Substances have been Released to the Environment on, at, under or from such property in any amount that has required or will require investigation or other remedial action pursuant to any applicable Environmental Law or that otherwise has given or will give rise to any claim of liability by any Governmental Authority or other third party; and

          (iii) no Hazardous Substances have been shipped by the Division or from any Site to an offsite facility that have given or will give rise to any claim of liability for investigation or other remedial action pursuant to any applicable Environmental Law or that otherwise have given or will give rise to any claim of liability by any Governmental Authority or other third party.

     (b) (i) The Seller is not aware of any pending litigation or proceedings before any administrative agency in which any person or entity alleges the violation of any Environmental Law by the Division, the Release or Threat of Release of Hazardous Substances on, at, under or from any of the Sites or any other property currently or previously used for the business of the Division or any liability of the Seller with respect to any Hazardous Substances that have been shipped by the Division or from any Site to an offsite facility;

         (ii) The Seller has not received any written notice that any Governmental Authority or other third party, or any employee or agent thereof, has determined, threatens to determine or requires an investigation or further information to determine that there exists any violation of any Environmental Law, a Release or Threat of Release of Hazardous Substances requiring investigation or other remedial action on, at, under or from the Sites or any other property currently or previously used for the Business of the Division or any liability of Seller with respect to any Hazardous Substances that have been shipped by the Division or from any Site to an offsite facility;

         (iii) The Seller has not received any notice under any citizen suit provision of any Environmental Law regarding any of the Sites.

     (c) No Lien has been imposed on any of the Assets by any Governmental Authority under any Environmental Laws.

     (d) The Seller has all Environmental Permits necessary for the activities and operations of the Division.

     (e) No underground storage tanks containing Hazardous Substances presently exist on, at or under Sites, other than tanks disclosed in the reports provided to Buyer prior to the Closing Date regarding a facility at the East Norriton Township, Pennsylvania, and a facility at Springfield, Virginia.

     Section 3.11.  Real Property. (a) Except as set forth in Schedule 3.11, the
                    -------------                                      ----
Seller owns legal and beneficial fee title to the real property listed in
Schedule 3.11 which is owned by the Seller and used in connection with the
         ----
business of the Division (collectively, the "Properties"), free and clear of all Liens.

     (b) There are no agreements (written or oral) in the nature of space leases, licenses, permits, franchises, concessions or occupancy agreements affecting the Properties.

     (c) There are no special or other assessments for public improvements or otherwise now affecting the Properties and the Seller has no knowledge of (i) any pending or threatened special assessments affecting the Properties or (ii) any contemplated improvements affecting the Properties that may result in special assessments affecting the Properties.

     (d) The Properties and the current use, occupation and condition thereof do not violate, in a manner which would materially affect the current use or value of the Properties, any applicable deed restrictions, easements or other covenants, restrictions or agreements, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Properties.

     Section 3.12.  Consent of Third Parties; Governmental Approvals. Except as
                    ------------------------  ----------------------
set forth in Schedule 3.12, no authorization, approval, order, license, permit,
                      ----
franchise, or consent and no registration, declaration or filing by or with any Governmental Authority and no consent by or from any third party is required in connection with the execution and delivery by the Seller of this Agreement or the Seller's Documents and the consummation by the Seller of the transactions contemplated hereby and thereby (including, without limitation, the consent of any third party to the assignment to the Buyer of any Contract required to be listed in Schedule 3.08
                                                                          ----
or Lease).


     Section 3.13.  Title. The Seller has good and marketable title to all of
                    -----
the Assets free and clear of all Liens. The Seller has not disposed of any assets or properties reflected in the December 31, 1995 Balance Sheet or acquired by the Seller since December 31, 1995, outside of the ordinary course of business of the Division.

     Section 3.14. Intellectual Property. Except as set forth in Schedule 3.14,
                   ---------------------                                  ----
the Seller owns or possesses adequate franchises, licenses or other rights to use all patents, patent applications, maskwork, trade secrets, inventions, processes, drawings, service manuals, software, and copyrights (including all renewals and extensions thereof), licenses, franchises, trademarks, trademark registrations, trademark applications, trade names, service marks, logos and the Rights in the Names (collectively, the "Intellectual Properties") necessary to conduct the business of the Division in substantially the manner as presently conducted Schedule 3.14 is a complete and correct list of all of the Seller's
                   ----
Intellectual Properties (other than trade secrets, inventions, processes, and drawings). Except as otherwise set forth in Schedule 3.14, the Seller owns each
                                                     ----
of the Intellectual Properties, free and clear of all Liens, and all of the Intellectual Properties are included in the Assets. Except as set forth in
Schedule 3.14, the Seller has filed all certificates, affidavits and other
         ----
documents and taken all other actions necessary to obtain its title to each of the Intellectual Properties which is a registered trademark, a patent or a registered copyright and to keep the same in effect. Except as set forth in
Schedule 3.14, and except in connection with the ongoing sale of products or
         ----
services in the ordinary course of business, the Seller has not granted to any Person any interest in any of the Intellectual Properties, as licensee or otherwise. Except as set forth in Schedule 3.14, each of the Intellectual
                                           ----
Properties is assignable to the Buyer without the consent of any third party and without any payment or penalty. Except as set forth in Schedule 3.14, to the
                                                                ----
best of Seller's knowledge, all of the Intellectual Properties are valid and none infringes on the property rights of any third party. Except as set forth in

Schedule 3.14, the Seller has not received any notification of infringement
         ----
in connection with the business of the Division of any property rights of third parties. Except as set forth in Schedule 3.14, to the best of Seller's
                                         ----
knowledge no third party is infringing on the Division's rights to the Intellectual Properties. Except as set forth in Schedule 3.14, no officer,
                                                         ----
director, employee or shareholder, or former officer, director, employee or shareholder of the Seller owns or has any interest in any of the Intellectual Properties.

     Section 3.15.  Litigation. Except as set forth in Schedule 3.15, there is
                    ----------                                  ----
no action, suit or proceeding pending or, to the Seller's knowledge, threatened (but with respect to Construction Contracts and Pool Cover Contracts only those threatened in writing) against the Seller relating to the business of the Division, and the Seller has not received any notice of any pending or threatened (but with respect to Construction Contracts and Pool Cover Contracts only those threatened in writing) action or proceeding relating to the business of the Division, in any court, before any arbitrator or arbitration tribunal or before or by any other Governmental Authority. The Seller is not in default under or with respect to any judgment, order or decree of any court, any arbitrator or arbitration tribunal or any other Governmental Authority, against or affecting the business of the Division or any of the Assets, and, except as set forth in Schedule 3.15, there is no outstanding judgment, order or decree of any court, any arbitrator or arbitration tribunal or any other Governmental Authority, against or adversely affecting the business of the Division or any of the assets used in connection, in whole or primarily, with the business of the Division.

     Section 3.16.  Compliance with Law. Except as set forth in Schedule 3.16
                    -------------------                                  ----
and except with respect to Environmental Laws and Environmental Permits (which are addressed in Section 3.10): The Seller is in compliance with all laws, regulations and orders applicable to the business of the Division and the Assets. The Seller has maintained in full force and effect all certificates, licenses, permits, authorizations and approvals (other than Environmental Permits) required by any Governmental Authority and which are necessary for the operation of the Division in substantially the same manner as currently operated by the Seller. All such licenses, permits, authorizations and approvals are set forth in Schedule 3.16, are issued or held in the Seller's name, except
                          ----
as set forth on said Schedule 3.16, and, except as set forth on said Schedule
                              ----
3.16, are assignable to the Buyer without any consent of any Governmental
----
Authority.

     Section 3.17. Employees. Schedule 3.17 is a complete and correct list of
                   ---------           ----
Division Employees, setting forth the name, title, and annual compensation (including 1995 bonus) of the twenty-five most highly compensated persons, and setting forth the salary ranges of all other classes of employees on the payroll of the Division.

     Section 3.18.  Labor Disputes. Except as set forth in Schedule 3.18, (i)
                    --------------                                  ----
the Seller is not a party to any labor union contract or collective bargaining agreement in connection with the Division Employees and (ii) there are no material disturbances, disputes, grievances or claims pending or, to the Seller's knowledge, threatened, in connection with such employees.

     Section 3.19.  Employee Benefit Plans. With respect to each ERISA Plan
                    ----------------------
which the Seller or any ERISA Affiliate of the Seller maintains or contributes to, or has any obligation to contribute to, or, during the last six years, has maintained, contributed to or been obligated to contribute to, or with respect to which the Seller or any ERISA Affiliate of the Seller may incur liability (directly or indirectly, pursuant to Section 4069 of ERISA or otherwise) and

     (a) which is a defined benefit pension plan subject to Title IV of ERISA or to the minimum funding requirements of Section 412 of the Code or Section 302 of ERISA, there is no accumulated funding deficiency within the meaning of Section 302 of ERISA (waived or unwaived and based on current actuarial assumptions) and no event has occurred that would cause the Seller or any ERISA Affiliate of the Seller to incur any liability under Title IV of ERISA; or

     (b) which is a Multiemployer Plan, neither the Seller nor any ERISA Affiliate of the Seller has any liability, for a withdrawal or otherwise, whether or not asserted.

     Section 3.20. Intercompany Transactions. Except as set forth in Schedule
                   -------------------------
3.20, the Seller, in connection with the business of the Division, is not a
----
party to any Contract, Lease or arrangement with any Affiliate of the Seller, including, without limitation, any intercompany loan transaction or intercompany service arrangement.

     Section 3.21.  Ordinary Course; No Material Change. Except as set forth in
                    -----------------------------------
Schedule 3.21, since December 31, 1995 (i) the business of the Division has been
         ----
conducted in the ordinary and regular course thereof, and (ii) there has not been any Material Adverse Effect with respect to the Division.

     Section 3.22.  Brokerage Commissions. The Seller has not incurred any
                    ---------------------
liability for finder's, brokerage, agent's or advisory fees or commissions in connection with this Agreement or the transactions hereby contemplated.

     Section 3.23.  No Omission. No representation or warranty by the Seller
                    -----------
made in this Agreement or any exhibit hereto and no Schedule or certificate furnished or to be furnished to the Buyer pursuant to or in connection with this Agreement or any of the transactions hereby contemplated contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances in which they are made, not misleading.

     Section 3.24.  Investment Intent. The Seller is acquiring the shares of
                    -----------------
Common Stock issuable pursuant to Section 2.04(a), the Warrants and the Debt Securities for its own account for investment purposes and not with a view to, or in connection with, any resale or distribution of the shares of Common Stock issuable pursuant to Section 2.04(a), the Warrants and the Debt Securities in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. The Seller acknowledges that the shares of Common Stock issuable pursuant to Section 2.04(a), the Warrants and Debt Securities have not been registered under the Securities Act or any applicable state securities laws and may not be resold absent such registration or an available exemption from registration thereunder. The Seller represents that it is sophisticated in financial matters and that it has the ability to bear the economic risks of its investment for an indefinite period of time.

     Section 3.25.  Insurance. Schedule 3.25 is a true, complete and correct
                    ---------           ----
list and brief description of all policies of fire, liability, and other forms of insurance held by the Division, or by the Seller on behalf of the Division, together with their respective termination dates.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF THE
                                BUYER AND AQUATICS

     Aquatics and the Buyer, jointly and severally, represent and warrant to the Seller that:

     Section 4.01.  Organization and Good Standing. Each of the Buyer and
                    ------------------------------
Aquatics is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the full corporate power and authority to conduct all of the business and activities conducted by it and to own or lease all of the assets owned or leased by it, and is duly licensed or qualified to do business and in good standing as a foreign corporation under the laws of every jurisdiction in the United States in which the nature of the activities conducted by the Buyer or Aquatics, as the case may be, and/or the character of the assets owned or leased by the Buyer or Aquatics, as the case may be, makes such qualification or license necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Buyer or on Aquatics, as the case may be.

     Section 4.02.  Corporate Authorization; Enforceability; Non-Contravention.
                    ----------------------------------------------------------
Each of the Buyer and Aquatics has taken all corporate action required to be taken by it to authorize the execution and delivery of this Agreement and the agreements to be executed and delivered by it hereunder (together with this Agreement, the "Buyer's Documents") and the transactions hereby and thereby contemplated, including the issuance of the Common Stock, the Warrants and the Debt Securities and the Common Stock issuable upon the exercise of the Warrants. Each of the Buyer and Aquatics has the corporate power and authority to execute and deliver the Buyer's Documents and to consummate the transactions thereby contemplated and to take all other actions required to be taken by it pursuant to the provisions thereof; and this Agreement is, and the other Buyer's Documents on the Closing Date will be, valid and binding upon and enforceable against the Buyer and Aquatics, as applicable, in accordance with their respective terms. Neither the execution and delivery of the Buyer's Documents nor the consummation of the transactions thereby contemplated (a) will constitute any violation or breach of (i) the Certificate of Incorporation or the By-Laws of the Buyer or Aquatics, (ii) any provision of any contract, or lease or other agreement or commitment to which either the Buyer or Aquatics is a party or by which either is bound or (iii) any order, writ, injunction, decree, statute, rule or regulation, or (b) will result in the creation of any Lien on any of the assets or properties of the Buyer or Aquatics.

     Section 4.03.  Financial Statements. Aquatics has delivered to the Seller
                    --------------------
preliminary unaudited consolidated and consolidating pro forma financial statements of Aquatics, including a balance sheet as of December 31, 1995 and a pro forma statement of income for the year ended December 31, 1995. All of such financial statements have been prepared in accordance with the books and records of Aquatics and the accounting principles, policies and practices of Aquatics, and such financial statements present fairly the consolidated financial position of Aquatics as of December 31, 1995 and present fairly the pro forma consolidated result of operations of Aquatics for the year ended December 31, 1995 all in conformity with GAAP except as set forth in Schedule 4.03. Neither
                                                                 ----
Aquatics nor the Buyer has any liabilities, absolute, contingent or otherwise, which were required by GAAP to be reflected, and which were not reflected, in such financial statements.

     Section 4.04. Consent of Third Parties; Governmental Approvals. Except as
                   ------------------------------------------------
set forth in Schedule 4.04, no authorization, approval, order, license, permit,
                      ----
franchise, or consent and no registration, declaration or filing by or with any Governmental Authority and no consent of any third party is required in connection with the execution and delivery by the Buyer and

Aquatics of this Agreement or the Buyer's Documents and the consummation by the Buyer and Aquatics of the transactions contemplated hereby and thereby.

     Section 4.05.  Litigation. Except as set forth in Schedule 4.05, there is
                    ----------                                  ----
no action, suit or proceeding pending or, to Aquatics' knowledge, threatened (but with respect to Contracts for the construction and remodeling of swimming pools only those threatened in writing) against Aquatics or any of its Subsidiaries relating to their business, and none of them has received any notice of any pending or threatened (but with respect to Contracts for the construction and remodeling of swimming pools only those threatened in writing) action or proceeding, in any court, before any arbitrator or arbitration tribunal or before or by any other Governmental Authority. Neither Aquatics nor any of its Subsidiaries is in default under or with respect to any judgment, order or decree of any court, any arbitrator or arbitration tribunal or any other Governmental Authority, against or affecting the business of such person or any of its assets, and, except as set forth in Schedule 4.05 there is no
                                                           ----
outstanding judgment, order or decree of any court, any arbitrator or arbitration tribunal or any governmental authority, agency or other instrumentality against or adversely affecting the business of such person or any of the assets used in connection, in whole or primarily, with the business of such person.

     Section 4.06.  Compliance with Law. Except as set forth in Schedule 4.06,
                    -------------------                                  ----
Aquatics and each of its Subsidiaries is in compliance in all material respects with all laws, regulations and orders, applicable to it. Aquatics and each of its Subsidiaries has maintained in full force and effect all certificates, licenses, permits, authorizations and approvals, required by any Governmental Authority and which are necessary for the operation of the business of such Person in substantially the same manner as currently operated by such Person. All such licenses, permits, authorizations and approvals held by the Buyer or Aquatics are set forth in Schedule 4.06, and are issued or held either in the
                                   ----
Buyer's name or in Aquatics' name, except as set forth on Schedule 4.06.
                                                                   ----

     Section 4.07.  Brokerage Commissions. Neither the Buyer nor Aquatics has
                    ---------------------
incurred any liability for finder's, brokerage, agent's or advisory fees or commissions in connection with this Agreement or the transactions hereby contemplated.

     Section 4.08.  Authorized and Outstanding Stock. (a) The authorized capital
                    --------------------------------
stock of Aquatics consists of (i) 500,000 shares of preferred stock, $1.00 par value, no shares of which were issued and outstanding as of the date hereof, and
(ii) 10,000,000 shares of Common Stock, $.01 par value, of which 1,000,000 shares were issued and outstanding as of the date hereof. All such outstanding shares have been duly and validly issued, and are fully paid and non-assessable. Except as set forth in Schedule 4.08(a), (i) there are no outstanding
                                -------
subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of Aquatics from Aquatics; (ii) there are no obligations or securities convertible into or exchangeable for shares of any stock of Aquatics from Aquatics or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities from Aquatics; (iii) there are no rights of first refusal, preemptive or similar rights to subscribe for or to purchase any stock of Aquatics; (iv) Aquatics has not entered into any agreement to register its equity or debt securities under the Securities Act;
(v) there are no agreements, commitments or restrictions relating to the ownership or voting of any shares of stock of Aquatics or any other voting trust agreement, stockholders agreement, right of first refusal agreement or other similar agreement covering, or relating to, any portion of Aquatics' capital stock and (vi) Aquatics is not obligated to redeem or otherwise repurchase any shares of stock from any Person. Schedule 4.08(a) also includes a list of
                                          -------
all of the stockholders of Aquatics.

     (b) Set forth on Schedule 4.08(b) is a true and complete list of the names
                               -------
and jurisdictions of incorporation of all present Subsidiaries of Aquatics. Except as described on Schedule 4.08(b), Aquatics does not own any capital stock
                                -------
or equity interest or partnership interest in any Person other than the Subsidiaries. All outstanding shares of capital stock of each Subsidiary are
(i) owned of record and beneficially by

Aquatics and/or by one or more other Subsidiaries, free and clear of all Liens, and are (ii) duly authorized, validly issued, fully paid and nonassessable. Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business as, and is in good standing as, a foreign corporation in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary, and has all requisite power and authority to conduct its business and to own and lease its properties.

     Section 4.09.  Shares to be Issued on Conversion. The shares of Common
                    ---------------------------------
Stock to be issued pursuant to Section 2.04(a), the Warrants and the shares of Common Stock to be issued upon the exercise of the Warranties (i) will be validly issued, fully paid and nonassessable at the time of such issuance on the Closing Date or exercise, as the case may be, and (ii) will be issued free of any Liens, except for restrictions under applicable federal and state securities laws.

     Section 4.10.  No Omission. No representation or warranty by the Buyer or
                    -----------
Aquatics made in this Agreement or any Exhibit hereto and no Schedule or certificate furnished or to be furnished to the Seller pursuant to or in connection with this Agreement or any of the transactions hereby contemplated contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances in which they are made, not misleading.

     Section 4.11.  Taxes. As of the date hereof and as of the Closing Date each
                    -----
of Aquatics and its Affiliated Groups has timely filed all material Tax Returns it is required to have filed, and has paid all Taxes it is required to have paid. As of the date hereof and as of the Closing Date no Tax Return of Aquatics and its Affiliated Groups is under audit by any Tax Authority and none of Aquatics nor any of its Affiliated Groups has received any notices of the commencement of any such audit. As of the date hereof and as of the Closing Date there are no material assessments of Taxes relating to Aquatics or any of its Affiliated Groups.

     Section 4.12.  Ordinary Course; No Material Adverse Change. Except as set
                    -------------------------------------------
forth in Schedule 4.12, since December 31, 1995 (i) the business of each of the
                  ----
Buyer and Aquatics has been conducted in the ordinary and regular course thereof, and (ii) there has not been any Material Adverse Effect with respect to Aquatics and its Subsidiaries taken as a whole.

     Section 4.13.  Charter Documents. True and correct copies of the
                    -----------------
Certificate of Incorporation, other charter documents and bylaws of Aquatics have been delivered to the Seller by Aquatics.

     Section 4.14.  Contracts.
                    ---------

     (a) Schedule 4.14 contains a complete and correct list of each of the
                  ----
following leases, agreements, contracts, purchase orders, licenses, indentures, commitments and plans, whether written or oral, to which the Buyer, Aquatics or any of its Subsidiaries is a party or by which the Buyer, Aquatics or any of its Subsidiaries is bound, and pursuant to which the Buyer or Aquatics or any of its Subsidiaries receives any benefit (collectively, the "Buyer Contracts"):

               (i) Buyer Contracts for the employment by Aquatics of any officer, employee, or other person or entity on a full-time, part-time, consulting or other basis;

               (ii) Buyer Contracts relating to the borrowing of money;

               (iii) Buyer Contracts providing for the guarantee of any obligation of any person other than Aquatics or any of its Subsidiaries;

               (iv) Buyer Contracts under which the Buyer, Aquatics or any of its Subsidiaries is the lessee of or holds or operates any property, real or personal, owned by any other party calling for annual payments of more than $25,000 or extending beyond two years from the date hereof;

               (v) Buyer Contracts prohibiting the Buyer, Aquatics or any of its Subsidiaries from freely engaging in any business or competing anywhere in the world;

               (vi) Buyer Contracts not made in the ordinary and regular course of business;

               (vii) Buyer Contracts between the Buyer, Aquatics or any of its Subsidiaries, on the one hand, and any officer, director, employee or stockholder of the Buyer, Aquatics or any of its Subsidiaries, or any entity controlled, directly or indirectly by any such person, on the other hand;

               (viii) Partnership or joint venture contracts or arrangements or any other agreements involving a sharing of revenues or profits;

               (ix) Buyer Contracts relating to the reorganization or restructuring of the business, capital stock or indebtedness of the Buyer, Aquatics or any of its Subsidiaries; and

               (x) Any other Buyer Contracts which are material to the business, operations, properties, assets or condition, financial or otherwise, of Aquatics and its Subsidiaries taken as a whole.

     (b) A copy of each Buyer Contract listed in Schedule 4.14 has been
                                                          ----
delivered to the Seller by the Buyer or by Aquatics. Buyer, Aquatics and Aquatics' Subsidiaries have performed all material obligations required to be performed by them, and are not in default under any Buyer Contract, which default would entitle the other party to such Buyer Contract to terminate such Buyer Contract or accelerate Buyer's, Aquatics' or any Subsidiaries' obligations thereunder and no event has occurred which, with a lapse of time or the giving of notice or both, would constitute such default by Buyer, Aquatics or any Subsidiary or, to the knowledge of Aquatics, by any other party to any such Buyer Contract. All of the Buyer Contracts are valid, binding and enforceable against Buyer, Aquatics or such Subsidiary, as the case may be, and, to the best of Aquatics' knowledge, the other party thereto in accordance with their respective terms and in full force and effect.

     Section 4.15.  Affiliate Agreements. Except as set forth in Schedule 4.15,
                    --------------------                                  ----
there does not exist any lease, agreement, contract or other legally binding commitment, whether written or oral, between Aquatics and any Affiliate of Aquatics or any director, officer, stockholder or employee of Aquatics.

     Section 4.16.  Insurance. Schedule 4.16 sets forth a true and correct list
                    ---------           ----
of all comprehensive general liability and other products liability insurance policies of any nature whatsoever, including umbrella policies and excess coverage policies, maintained by the Buyer or Aquatics (or any predecessor) at any time during the five years prior to the date of this Agreement, and with respect to each such policy sets forth (i) the name of the insurer, (ii) the nature and type of coverage, (iii) the amount of insurance coverage (including original coverage and any remaining coverage),
(iv) the time periods during which such coverage remained in effect, (v) whether coverage under the policy is based on occurrences or claims made and (vi) the amount of any self insurance retention or deductibles. Except for the cancellation of a policy due to an insurer's election to discontinue the insurance of a class of risks (which decision was applicable to all like policy holders), neither the Buyer, Aquatics nor any predecessor of the Buyer or Aquatics has received any notice or other communication from any such insurance company within the five years preceding the date hereof cancelling any of said insurance policies, and to the best knowledge of the Buyer and Aquatics, no such cancellation is threatened.

     Section 4.17.  Environmental. Except as set forth on Schedule 4.17, on the
                    -------------                                  ----
date hereof and as of the Closing Date:

     (a) (i) The activities, operations and business carried out by Aquatics and its Subsidiaries are and have been at all times in compliance with all applicable Environmental Laws, except to the extent that any failure to so comply will not have a Material Adverse Effect on Aquatics and its Subsidiaries taken as a whole;

          (ii) as to each of the properties currently or previously used for the business of Aquatics and its Subsidiaries, no Hazardous Substances have been Released to the Environment on, at, under or from such property in any amount that has required or will require investigation or other remedial action pursuant to any applicable Environmental Law or that otherwise has given or will give rise to any claim of liability by any Governmental Authority or other third party, except to the extent that any liability with respect to such Hazardous Substances will not have a Material Adverse Effect on Aquatics and its Subsidiaries taken as a whole; and

          (iii) no Hazardous Substances have been shipped by Aquatics or its Subsidiaries to an offsite facility that have given or will give rise to any claim of liability for investigation or other remedial action pursuant to any applicable Environmental Law or that otherwise have given or will give rise to any claim of liability by any Governmental Authority or other third party, except to the extent that any such claim of liability will not have a Material Adverse Effect on Aquatics and its Subsidiaries taken as a whole.

     (b) (i) Aquatics and its Subsidiaries are not aware of any pending litigation or proceedings before any administrative agency in which any person or entity alleges the violation of any Environmental Law by Aquatics or its Subsidiaries, the Release or Threat of Release of Hazardous Substances on, at, under or from any property currently or previously used for the business of Aquatics or its Subsidiaries or any liability of Aquatics or its Subsidiaries with respect to any Hazardous Substances that have been shipped by Aquatics or its Subsidiaries to an offsite facility;

         (ii) Neither Aquatics nor its Subsidiaries has received any written notice that any Governmental Authority or other third party, or any employee or agent thereof, has determined, threatens to determine or requires an investigation or further information to determine that there exists any violation of any Environmental Law, a Release or Threat of Release of Hazardous Substances requiring investigation or other remedial action on, at, under or from any property currently or previously used for the business of the Aquatics or its Subsidiaries or any liability of Aquatics or its Subsidiaries with respect to any Hazardous Substances that have been shipped by the Aquatics or its Subsidiaries to an offsite facility;

         (iii) Neither Aquatics nor its Subsidiaries has received any notice under any citizen suit provision of any Environmental Law regarding any of its operations.

     (c) No Lien has been imposed on any of the assets of Aquatics or its Subsidiaries by any Governmental Authority under any Environmental Laws.

     (d) Aquatics and its Subsidiaries have all Environmental Permits necessary for the activities and operations of the Division, except to the extent that any such failure would not have a Material Adverse Effect on Aquatics and its Subsidiaries taken as a whole.

     Section 4.18.  Employee Benefit and Other Plans.
                    --------------------------------

     Schedule 4.18 contains a true and complete list of all Plans which Aquatics
              ----
or any Affiliates of Aquatics, and all Plans subject to any provision of Title IV of ERISA which any ERISA Affiliate of Aquatics, maintains or contributes to, or has any obligation to contribute to, or, during the last six years, has maintained, contributed to or been obligated to contribute to, or with respect to which Aquatics or any Affiliate of Aquatics may incur liability (directly or indirectly, pursuant to Section 4069 of ERISA or otherwise), and neither Aquatics nor any ERISA Affiliate of Aquatics has any liability with respect to any such Plan. Schedule 4.18 sets forth, as of December 31, 1995, a good faith estimate of the excess of the accumulated benefit obligation (ABO) over the assets of the Defined Benefit Plan for Former Employees of KDI Corporation amended and restated as of January 1, 1996 for the current and former employees of Aquatics and its ERISA Affiliates who are participants in said plan. All Plans identified in Schedule 4.18 which are in existence on the date hereof are
                             ----
in compliance in all material respects, in form and in operation, with the applicable requirements of ERISA, the Code (to the extent the Plan is intended to comply with the Code), all other applicable laws and the Plan documents. All contributions required to be made by Aquatics or any ERISA Affiliate of Aquatics on or before the date hereof to each Plan listed on Schedule 4.18 which is in existence on the date hereof under the terms of such Plan, ERISA, the Code (to the extent the Plan is intended to comply with the Code) or other applicable laws have been timely made. To the knowledge of Aquatics and the Buyer, with respect to each such Plan which is an ERISA Plan, and which is in existence on the date hereof, neither Aquatics nor any ERISA Affiliate of Aquatics has engaged in nor has (or reasonably should have) any knowledge that any other person has engaged in or that any fiduciary has caused or permitted the Plan to engage in, any transaction in violation of Section 406(a) or 406(b) of ERISA for which no exemption exists under Section 408 of ERISA. With respect to each such Plan which is subject to any provision of Title IV of ERISA, there is no accumulated funding deficiency within the meaning of Section 302 of ERISA (waived or unwaived and based on current actuarial assumptions) and no event has occurred that would cause Aquatics or any ERISA Affiliate of Aquatics to incur any liability under Title IV of ERISA. Neither Aquatics nor any Affiliate of Aquatics has made any agreement, understanding or promise, whether written or oral, to create, establish, sponsor, maintain or contribute, directly or indirectly, to or under any additional Plan for the benefit of current or former employees of Aquatics nor, except as set forth in
Schedule 4.18, to amend or modify any existing Plan identified in Schedule 4.18
         ----                                                              ----
in any manner not reflected in the plan documents of such Plan requested by the Seller on or before the date hereof. The transactions contemplated by this Agreement will not result in any payment or series of payments under any Plan established by Aquatics or any Affiliate of Aquatics to any person or a parachute payment within the meaning of Section 280G of the Code.

                                   ARTICLE V
                      PRE-CLOSING COVENANTS OF THE SELLER

     The Seller agrees that, subsequent to the date hereof and prior to the Closing Date:

     Section 5.01.  Conduct of Business. The Seller will (i) continue to conduct
                    -------------------
the business of the Division in the ordinary and regular course thereof and will use all reasonable efforts to maintain the assets used, in whole or primarily, in connection with the business of the Division in normal operating condition and repair in substantially the same manner as heretofore, taking into account their age, carry on the Division's business practices in substantially the same manner as heretofore and keep the Division's books of account, records and files in a manner consistent with past practice, (ii) use all reasonable efforts to preserve the Division's business organization intact, to retain the services of the Division Employees and sales representatives and to preserve the good will of the Division's suppliers and customers and others having business relations with the Division, (iii) pay and perform all of the debts, obligations and liabilities incurred, in whole or primarily, in connection with the business of the Division and consistent with past practices as and when due and all Contracts and Leases in accordance with the terms and provisions thereof, and (iv) use the same efforts as heretofore used to comply with all laws, regulations and orders applicable to the business of the Division.

     Section 5.02.  Contracts, etc. The Seller will not, without the prior
                    --------------
written consent of the Buyer, (i) enter into any Contracts or Leases, other than in the ordinary course of business and not, in the context of the Seller's normal prior practice, of unusual size or duration, and all such Contracts or Leases so entered into by the Seller shall be assignable to the Buyer by the Seller without the consent of any third party and without any payment or penalty, and the Seller will not take any action which impairs the right of further assignment thereof by any immediate or remote assignee of the Seller,
(ii) increase the compensation or the annual rate of compensation or change the method of determining the compensation of any Division Employee, or grant any general or uniform increases in the wages or rates of pay of the Division Employees, (iii) in connection with the business or assets of the Division, incur any liability or obligation, or purchase or otherwise acquire, mortgage, pledge or subject to any Lien or sell or transfer any assets, tangible or intangible, or make any loan or advance, except in the ordinary and regular course of the business of the Division, (iv) in connection, in whole or primarily, with the business or assets of the Division, cancel any debts or claims, except in the ordinary and regular course of business, or waive any rights of substantial value, (v) in connection with the business of the Division or the Assets, settle or compromise any action, suit, claim, charge, complaint, proceeding or investigation now pending or commenced subsequent to the date hereof (other than those which are retained by the Seller pursuant to Section 2.03(c)), (vi) authorize, undertake, expend any moneys for, or enter into any commitment with respect to, any capital expenditure project in connection with the business of the Division involving the expenditure in any instance in excess of $10,000, or in the aggregate in excess of $25,000, or (vii) declare or pay any dividends or make any distribution or redemption with respect to its shares in assets or properties (other than in cash).

     Section 5.03.  Employees. The Seller will use commercially reasonable
                    ---------
efforts to assist the Buyer in retaining subsequent to the Closing Date the services of the Division Employees listed in Schedule 5.03.
                                                      ----

     Section 5.04.  Other Offers, etc. Prior to the Closing Date, the Seller
                    -----------------
shall not, directly or indirectly, through any officer, director, agent or otherwise, (i) solicit, initiate or encourage the submission of inquiries, proposals or offers from any person relating to any acquisition or purchase of assets of the Seller relating to the Division or (ii) participate in any discussions or negotiations regarding, or furnish to any other person any financial or other information with respect to, the foregoing. The Seller shall immediately notify the Buyer if, at any time prior to the Closing Date, any such proposal or offer, or any inquiry or contact with any person with respect thereto, is made.

     Section 5.05.  Access by the Buyer. The directors, officers, employees and
                    -------------------
representatives of the Buyer (collectively, the "Buyer's Representatives"), will be permitted reasonable access, during usual business hours, and as often as may be reasonably requested, to, and will be permitted to make copies of and extracts from, the accounts, other records, books of account, other books, deeds, leases, title documents, insurance policies, licenses, contracts, commitments, sale orders, purchase orders, records and files of the Division, and of the Seller relating to the Division, and the detailed reports submitted to the Seller by its auditors and, to the extent that such auditors are willing to provide them, the work papers of such auditors in connection with the business of the Division, and such other information relating to the Division as Seller possesses as the Buyer shall reasonably request. The Buyer's Representatives will be permitted reasonable access, during usual business hours, and as often as may be reasonably requested, to the premises and physical properties used in whole or in part by the Division, and the Buyer's Representatives will be permitted to discuss the affairs, finances and accounts of the Division with the Seller's officers, employees, counsel, auditors and actuaries. The Buyer's Representatives will be permitted, subject, in each case, to the prior approval of the Seller, not to be unreasonably withheld, to discuss the Division's business relationships with its distributors, licensees, licensors, suppliers and customers, provided that such discussions will be in the presence of a representative of the Seller, if the Seller so requests. Any discussions with the Seller's auditors and actuaries shall be held on reasonable notice to the Seller and in the presence of a representative of the Seller, if the Seller so requests.

     Section 5.06.  Consents. The Seller shall use commercially reasonable
                    --------
efforts to obtain and deliver to the Buyer, by instruments in form and substance reasonably satisfactory to counsel for the Buyer, (i) consents to the assignment to the Buyer of those Contracts set forth on Schedule 3.08 for which such
                                                      ----
consents are required, (ii) consents to the assignment to the Buyer of the Leases requiring consent to the assignment thereof and, (iii) to the extent not prohibited by law, consents to the assignment to the Buyer of all certificates, licenses, permits, authorizations, and approvals set forth in Schedule 3.16,
                                                                       ----
requiring consent to the assignment thereof.

     Section 5.07.  Notification. The Seller shall not take any action that
                    ------------
would cause or constitute a breach, or would, if it had been taken prior to the date hereof, have caused or constituted a breach, of any of the representations and warranties set forth in Article III hereof. The Seller will, in the event of, or promptly after becoming aware of, the occurrence of any event which would cause or constitute a breach of any of the representations and warranties set forth in Article III hereof or would, if it had occurred prior to the date hereof, have caused or constituted such a breach, give notice thereof to Aquatics and the Buyer.

     Section 5.08.  Conditions. The Seller will use commercially reasonable
                    ----------
efforts to effectuate the transactions hereby contemplated and to fulfill the conditions to the Buyer's obligations under Article VII of this Agreement.

                                   ARTICLE VI
                PRE-CLOSING COVENANTS OF THE BUYER AND AQUATICS

     Each of the Buyer and Aquatics agree that, subsequent to the date hereof and prior to the Closing Date:

     Section 6.01.  Notification. Neither the Buyer nor Aquatics will take any
                    ------------
action which would cause or constitute a breach, or would, if it had been taken prior to the date hereof, have caused or constituted a breach, of any of the representations and warranties set forth in Article IV hereof. The Buyer or Aquatics, as the case may be, will, in the event of, or promptly after becoming aware of, the occurrence of any event which would cause or constitute a breach of any of the representations and warranties set forth in Article IV hereof or would, if it had occurred prior to the date hereof, have caused or constituted such a breach, give notice thereof to the Seller.

     Section 6.02.  Conditions. Each of the Buyer and Aquatics will use
                    ----------
commercially reasonable efforts to effectuate the transactions hereby contemplated and to fulfill the conditions to the Seller's obligations under
Article VIII of this Agreement.

     Section 6.03.  Access by the Seller. The directors, officers, employees and
                    --------------------
representatives of the Seller (collectively, the "Seller's Representatives"), will be permitted reasonable access, during usual business hours, and as often as may be reasonably requested, to, and will be permitted to make copies of and extracts from, the accounts, other records, books of account, other books, deeds, leases, title documents, insurance policies, licenses, contracts, commitments, sale orders, purchase orders, records and files of Aquatics, and the detailed reports submitted to Aquatics by its auditors and, to the extent that such auditors are willing to provide them, the work papers of such auditors in connection with the business of Aquatics, and such other information relating to Aquatics as Aquatics possesses as the Seller shall reasonably request. The Seller's Representatives will be permitted reasonable access, during usual business hours, and as often as may be reasonably requested, to the premises and physical properties used in whole or in part by Aquatics, and the Seller's Representatives will be permitted to discuss the affairs, finances and accounts of Aquatics with Aquatics' officers, employees, counsel, auditors and actuaries. The Seller's Representatives will be permitted, subject, in each case, to the prior approval of Aquatics, not to be unreasonably withheld, to discuss the Aquatics' business relationships with its distributors, licensees, licensors, suppliers and customers, provided that such discussions will be in the presence of a representative of Aquatics, if Aquatics so requests. Any discussions with Aquatics' auditors and actuaries shall be held on reasonable notice to Aquatics and in the presence of a representative of Aquatics, if Aquatics so requests.

     Section 6.04.  Financial Statements. If Aquatics, at any time from the date
                    --------------------
hereof until the Closing Time, shall have available audited and/or unaudited financial statements of Aquatics, which may include a balance sheet as of December 31, 1995 and a statement of income for any period ending December 31, 1995, Aquatics shall deliver copies of all such financial statements to the Seller as soon as practicable after Aquatics' receipt thereof.

                                  ARTICLE VII
              CONDITIONS TO THE BUYER'S AND AQUATICS' OBLIGATIONS

     All obligations of the Buyer and Aquatics under this Agreement are subject to the fulfillment, at the Closing Time, of each of the following conditions, any or all of which may be waived in whole or in part at or prior to the Closing Time by the Buyer and Aquatics:

     Section 7.01.  Representations and Warranties. The representations and
                    ------------------------------
warranties contained in Article III shall be true and correct in all material respects at and as of the Closing Time as though such representations and warranties were made at and as of such time.

     Section 7.02.  Covenants. The Seller shall have performed and complied with
                    ---------
in all material respects all agreements and conditions on its part required by this Agreement to be performed or complied with prior to or at the Closing Time.

     Section 7.03.  Certificates. The Buyer shall have received (a) a
                    ------------
certificate of the Seller, executed by the chief executive or financial officer of the Seller, dated the Closing Date, certifying to the fulfillment on the part of the Seller of the conditions specified in Sections 7.01 and 7.02; and (b) a certificate of the Secretary or Assistant Secretary of the Seller dated the Closing Date, setting forth the resolutions of the

Board of Directors of the Seller adopting and approving this Agreement and all other documents required hereby and thereby and authorizing the transactions hereby and thereby contemplated.

     Section 7.04.  Opinion of Counsel. The Buyer shall have received, on behalf
                    ------------------
of the Seller, an opinion of Counsel to the Seller dated the Closing Date, in form and substance reasonably satisfactory to Buyer.

     Section 7.05.  Governmental Consents. The Buyer, Aquatics and the Seller
                    ---------------------
shall have made all filings and petitions required to be made by them prior to the Closing Date (and all applicable waiting periods shall have expired) with, and the Buyer shall have received all material consents, approvals, authorizations and permits required to be obtained prior to the Closing Time from all Governmental Authorities in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions hereby contemplated. To the extent not prohibited by law, the Seller shall have received consents to the assignment of all those licenses, permits, authorizations and approvals designated in Schedule 3.12 as requiring consent to
                                                    ----
the assignment thereof.

     Section 7.06.  Actions or Proceedings. No court, agency or other authority
                    ----------------------
shall have issued any order, decree or judgment to set aside, restrain, enjoin or prevent the performance of, or which presents a substantial risk of material damages upon the performance of, either party's obligations under the Agreement nor shall there be pending any suit, action or proceeding requesting such relief or remedy.

     Section 7.07.  Third Party Consents. There shall have been obtained the
                    --------------------
consent, in form and substance reasonably satisfactory to Counsel for the Buyer, of third parties to those Contracts set forth on Schedule 3.08 requiring consent
                                                          ----
to assignment, to the assignment of such Contracts to the Buyer and/or to the consummation of the transactions contemplated hereby. Receipt of third party consents required for the assignment of any of the Leases shall not be a condition to the Closing of the transactions contemplated herein.

     Section 7.08.  Creditors Approval. Aquatics shall have obtained (i) the
                    ------------------
consent of the lenders pursuant to that certain Amended and Restated Credit Agreement among Aquatics, The Several Lenders from Time to Time Parties thereto, and Chemical Bank, as Agent, dated as of August 31, 1995, to the transactions contemplated by the Buyer's Documents and (ii) the consent of Wells Fargo Bank ("Wells"), the lender under that certain Credit Agreement, dated as of August 31, 1995, between Wells and Aquatics, to the transactions contemplated by the Buyer's Documents, and the agreement of Wells to increase the credit line under said Credit Agreement from $8 million to $11 million.

     Section 7.09.  Legal Matters Satisfactory. All actions, proceedings,
                    --------------------------
instruments and documents required by or from the Seller to carry out the transactions contemplated by this Agreement, or incidental thereto, and all other relevant legal matters, shall be reasonably satisfactory in all respects to Counsel for Aquatics.

     Section 7.10.  No Material Adverse Effect. Between the date of this
                    --------------------------
Agreement and the Closing Date there shall have been no Material Adverse Effect with respect to the Division.

                                  ARTICLE VIII
                     CONDITIONS TO THE SELLER' OBLIGATIONS

     All obligations of the Seller under this Agreement are subject to the fulfillment, at the Closing Time, of each of the following conditions, any or all of which may be waived in whole or in part at or prior to the Closing Time by the Seller:

     Section 8.01.  Representations and Warranties. The representations and
                    ------------------------------
warranties contained in Article IV hereof expressly made as of the Closing Time shall be true and correct in all material respects at and as of the Closing Time, and all of the other representations and warranties contained in said
Article IV shall be true at and as of the Closing Time as though such representations and warranties were made at and as of such time.

     Section 8.02.  Covenants. Each of the Buyer and Aquatics shall have
                    ---------
performed and complied in all material respects with all agreements and conditions on its part required by this Agreement to be performed or complied with prior to or at the Closing Time.

     Section 8.03.  Certificates. The Seller shall have received (a) a
                    ------------
certificate of Aquatics executed by the chief executive or financial officer of Aquatics dated the Closing Date, certifying to the fulfillment on the part of the Buyer and Aquatics of the conditions specified in Sections 8.01 and 8.02; and (b) a certificate of the Secretary or Assistant Secretary of each of the Buyer and Aquatics dated the Closing Date, setting forth the resolutions of the Board of Directors of each of the Buyer and Aquatics adopting and approving this Agreement and all other documents required hereby and thereby and authorizing the transactions hereby and thereby contemplated.

     Section 8.04.  Opinion of Counsel. The Seller shall have received an
                    ------------------
opinion of Counsel for Aquatics, dated the Closing Date, in form and substance reasonably satisfactory to Seller.

     Section 8.05.  Governmental Consents. The Buyer, Aquatics and the Seller
                    ---------------------
shall have made all filings and petitions required to be made by them prior to the Closing Date (and all applicable waiting periods shall have expired) with, and the Seller shall have received all material consents, approvals, authorizations and permits required to be obtained prior to the Closing Time from, all Governmental Authorities, in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions hereby contemplated.

     Section 8.06.  Actions or Proceedings. No court, agency or other authority
                    ----------------------
shall have issued any order, decree or judgment lto set aside, restrain, enjoin or prevent the performance of, or which presents a substantial risk of material damages upon the performance of, either party's obligations under this Agreement nor shall there be pending any suit, action or proceeding requesting such relief or remedy.

     Section 8.07.  Legal Matters Satisfactory. All actions, proceedings,
                    --------------------------
instruments and documents required by or from the Buyer or Aquatics to carry out this Agreement, or incidental thereto, and all other relevant legal matters, shall be reasonably satisfactory in all respects to Counsel for the Seller.

     Section 8.08.  No Material Adverse Effect. Between the date of this
                    --------------------------
Agreement and the Closing Date, there shall have been no Material Adverse Effect with respect to the Buyer or Aquatics.

     Section 8.09. Financial Statements. Seller shall have received from
                   --------------------
Aquatics unaudited consolidated and consolidating pro forma financial statements of Aquatics, including a balance sheet as of December 31, 1995 and a pro forma statement of income for the year ended December 31, 1995. Aquatics shall have delivered to Seller a certificate, executed by the chief executive or chief financial officer of Aquatics dated the Closing Date, certifying as of December 31, 1995 as to the matters set forth in Section 4.03.

                                   ARTICLE IX
                        NON-COMPETITION; CONFIDENTIALITY

     Section 9.01.  Non-Competition. The Seller covenants that it shall not:
                    ---------------

     (a) At any time prior to the fifth anniversary of the Closing Date, anywhere in the world, directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of any business, entity, firm or corporation (other than Buyer and its Affiliates and their respective successors) which engages in the business of the construction and remodeling of residential inground swimming pools, the distribution of swimming pool equipment, the manufacture, installation and distribution of swimming pool covers and the servicing of swimming pools and swimming pool equipment or otherwise competes with the business of the Division as conducted on the date hereof or as it has been conducted during the 24 months prior to the date hereof.

     (b) Without the consent of the Buyer, directly or indirectly, use, in connection with the operation or conduct of any pool construction business generally, or in any business similar to those in which the Division is engaged on the date hereof, the Rights in the Names or any title or name similar to or likely to be confused with the Rights in the Names.

     (c) At any time prior to the fifth anniversary of the Closing Date, solicit, directly or indirectly (whether through shareholders or otherwise), any director or officer or employee of the Buyer or Aquatics to discontinue that individual's status or employment with the Buyer or Aquatics, as the case may be.

     (d) At any time prior to the fifth anniversary of the Closing Date, solicit or cause to be solicited or authorize, directly or indirectly, for or on its own behalf or on behalf of any third party, any business competitive with the business of the Division as conducted on the date hereof or as it has been conducted during the 24 months prior to the date hereof from others who are or were at any time customers, clients, advertisers, suppliers or distributors of the Division or the Seller.

     Section 9.02.  Confidentiality. The Seller covenants and agrees that from
                    ---------------
and after the Closing Time it shall not at any time use or disclose to any third party any information with respect to the Division or its business, other than information which (i) is currently generally available to the public, (ii) hereafter becomes generally available to the public other than as a result of a disclosure by the Seller or (iii) becomes available after the Closing Date to the Seller on a nonconfidential basis; provided, however, that the source of
                                       --------  -------
such information is not known by the Seller to be bound by a confidentiality agreement.

     Section 9.03.  Breach. In the event of a breach or threatened breach of the
                    ------
provisions of Sections 9.01 or 9.02, in addition to any other remedies the Buyer or Aquatics may have at law or in equity, each of the Buyer and Aquatics shall be entitled to seek an injunction or similar remedy so as to enable it specifically to enforce such provisions.

     Section 9.04.  Severability. It is the desire and intent of the parties
                    ------------
hereto that the provisions of this Article IX be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular portion of this Article

IX should be adjudicated to be invalid or unenforceable, such portion shall be deleted and such deletion shall apply only with respect to the operation of this
Article IX in the particular jurisdiction in which such adjudication is made; further, to the extent any provision hereof is deemed unenforceable by virtue of its scope in terms of area or length of time, but may be enforceable with limitations thereon, the parties agree that the same shall, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction in which enforcement is sought.

     Section 9.05.  Termination Upon Occurrence of Termination Event.
                    ------------------------------------------------
Notwithstanding the foregoing provisions of this Article IX, the restrictions on and obligations of the Seller under this Article IX shall terminate upon the occurrence of a Termination Event to the extent, but only to the extent, necessary to permit the Seller to perform such services as are required to satisfy warranty claims and liability claims resulting from products manufactured, sold or leased by the Seller which claims were assumed by the Buyer pursuant to the terms hereof. "Termination Event" shall mean the failure of the Buyer or Aquatics to pay, perform or discharge any such warranty claims or liability claims within a reasonable time after such claim is first asserted. The rights of the Seller under this Section 9.05 shall not in any manner relieve or diminish the Buyer's and Aquatics' obligations to pay, perform and discharge such warranty claims and liability claims.

                                   ARTICLE X
                             POST-CLOSING COVENANTS

     Section 10.01.  Further Assurances. From and after the Closing Date, the
                     ------------------
Seller shall, at any time and from time to time, at its sole cost and expense, make, execute and deliver, or cause to be made, executed and delivered, such assignments, deeds, bills of sale, drafts, checks, returns, filings and other instruments, consents and assurances and take or cause to be taken all such action as Counsel for Aquatics may reasonably request for the effectual consummation, confirmation and particularization of this Agreement and the transactions hereby contemplated. From and after the Closing Date, the Buyer and Aquatics shall, at any time and from time to time, at its sole cost and expense, make, execute and deliver, or cause to be made, executed and delivered, such assumptions and take or cause to be taken all such action as Counsel for the Seller may reasonably request for the effectual consummation, confirmation and particularization of this Agreement and the transactions hereby contemplated.

     Section 10.02.  Accounts Receivable; Authorization; Mail. The Seller agrees
                     ----------------------------------------
that the Buyer shall have the right and authority to collect for the account of the Buyer all receivables and other items which shall be transferred to the Buyer as provided herein. The Seller agrees that it will promptly transfer and deliver to the Buyer any cash or other property that the Seller may receive in respect of any such receivables or other items. The Seller hereby authorizes and empowers the Buyer from and after the Closing Time (i) to receive and open mail addressed to the Seller and (ii) to deal with the contents thereof appropriately, provided that such mail and the contents thereof relates to the Division. The Seller agrees to deliver to the Buyer promptly upon receipt any mail, checks or other documents received by it relating to the Division, except to the extent relating to the Excluded Assets or Excluded Liabilities. The Buyer agrees to deliver promptly to the Seller any mail it receives to which it is not entitled by reason of this Agreement or otherwise and to which the Seller is entitled.

     Section 10.03.  Retention of Records; Access. After the Closing, the Seller
                     ----------------------------
shall, upon reasonable notice to the Buyer, have reasonable access during usual business hours to the books and records of the Division for all periods prior to the Closing Date for all reasonable business purposes and may make copies or extracts from such books and records for all reasonable business purposes Each of the Seller and the Buyer shall retain all books and records in existence as of the Closing Date, or created within two years thereafter and relating to the Division, for at least ten after the Closing Date; provided, however, that if either party shall, after the fifth year following the Closing Date but prior to the expiration of such ten year period, propose to destroy or dispose of any such books and records, it shall first so advise the other party and, if the other party objects, in writing, to such destruction or disposition, shall either continue to preserve such books and records for the requisite ten year period or shall deliver to the other party, at the expense of the other party, such books and records as were proposed to be destroyed or disposed of.

     Section 10.04.  Tax Matters. (a) From and after the Closing, the Seller and
                     -----------
each of the Buyer and Aquatics shall cooperate fully with each other and make available or cause to be made available to each other for consultation, inspection and copying (at such other party's expense) in a timely fashion such personnel, Tax data, Tax Returns and filings, files, books, records, documents, financial, technical and operating data, computer records and other information as may be reasonably required (i) for the preparation by the Buyer or the Seller of any Tax Returns, elections, consents or certificates required to be prepared and filed by the Buyer or the Seller or (ii) in connection with any audit or proceeding relating to Taxes for which the Buyer or the Seller is responsible.

     (b) Not later than September 30, 1996, the Buyer shall provide to the Seller copies of Internal Revenue Service Form 8594 and any required exhibits thereto with the Buyer's proposed allocation of the Purchase Price among the Assets. Such allocation shall be based on the fair market value of each Asset at Closing and otherwise in a manner consistent with Section 1060 of the Code and the regulations thereunder. Within 30 days after the receipt of such Form 8594, the Seller shall propose to the Buyer any changes to such Form 8594 or shall indicate its concurrence therewith. The failure by the Seller to propose any changes within such 30 days shall be deemed to be an indication of the Seller's concurrence with such form as proposed by the Buyer. The Buyer and the Seller shall endeavor in good faith to resolve any differences with respect to the items on Form 8594. Notwithstanding the foregoing, if the Buyer and the Seller are unable to resolve such differences, the Buyer and the Seller shall, subject to the requirements of any applicable Tax law or election, file all Tax Returns in a manner consistent with such Form 8594 except with respect to any items that are the subject of such differences.

     (c) The Seller and the Buyer agree that, subject to the Closing hereunder, pursuant to the "Alternative Procedure" provided in Section 5 of Revenue Procedure 84-77, 1984-2

C.B. 753, with respect to filing and furnishing Internal Revenue Service
Forms W-2, W-3 and 941, (i) the Seller and the Buyer shall report on a "predecessor-successor" basis as set forth therein with respect to all Division Employees who become employees of the Buyer; (ii) the Seller shall be relieved from furnishing Forms W-2 to such employees; and (iii) the Buyer shall assume the Seller's obligation to furnish such Forms to such employees for the full 1996 calendar year.

     (d) The Seller and the Buyer shall each be responsible for the payment of one-half of any and all sales, recordation, transfer or similar taxes or fees with respect to the transfer of the Assets hereunder (including any interest or penalties with respect thereto) and shall deliver to each other promptly copies of all Tax Returns and other documentation filed with respect thereto.

     (e) The Seller shall deliver to the Buyer on or before the Closing Date a certificate which states, under penalty of perjury, the Seller's taxpayer identification number and office address as well as a statement that the Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

     Section 10.05. Seller Employees. Effective on the Closing Date, the Buyer shall offer to each Division Employee other than those set forth in Schedule
10.05 employment with the Buyer on substantially the same terms, including the
-----
same severance benefits (with credit for prior employment with Seller for purposes of such severance benefits), as so employed by Seller; provided, however, that (i) nothing herein shall change at will relationships to any other type of relationship or preclude the employer's rights thereunder, (ii) for purposes of the Buyer's 401(k) plan, credit for prior service with Seller shall be conditional upon continuous employment with the Buyer for at least one year and (iii) the Buyer shall not be required to offer or provide to such Division employees any medical, life or disability insurance other than the medical, life and disability insurance offered by Buyer to its employees.

     Section 10.06.  Services Agreement. In connection with any liabilities or
                     ------------------
obligations of the Seller for warranty claims and/or liability claims resulting from products manufactured, sold or leased by the Seller which are not assumed by the Buyer pursuant to the terms hereof, the Buyer shall perform such services on behalf and at the direction of the Seller, and sell such products to the Seller, as the Seller may reasonably request from time to time. The Seller will reimburse the Buyer for the Buyer's out-of-pocket expenses and direct labor costs with respect to the performance of such services and the Buyer's materials and labor costs for such products. The Buyer shall not be reimbursed for consulting or site management services in connection with the services to be rendered pursuant to this Section 10.06.

     Section 10.07.  Maintenance of Insurance. From and after the Closing Date,
                     ------------------------
Aquatics agrees to maintain in full force, at its own expense, a policy or policies of product liability insurance with respect to any liability for injury to persons or property or death of persons (or any other injury, damage or harm of any nature) resulting from the use of products manufactured, sold or leased by the Division or Aquatics and its Subsidiaries (including products manufactured, sold or leased by the Division prior to the Closing Date). Such insurance shall be issued and maintained in a form reasonably satisfactory to the Seller and in amounts which shall in no event be less than $20,000,000 in the aggregate, with a deductible or self insurance reserve of no more than $750,000 per occurrence and $2,500,000 in the aggregate per annum. Aquatics shall purchase all such insurance from a responsible and accredited insurer reasonably satisfactory to the Seller and with Best rating of no less than A and each such policy shall include the Seller and such of its Affiliates as it designates from time to time as additional insureds, and shall also provide that such policies may not be cancelled or their coverage materially changed without 30 days' prior written notice to all named insureds. No less frequently than annually, and additionally upon any request of the Seller, Aquatics shall provide the Seller with Certificates of Insurance on all policies maintained pursuant to this Section 10.07 and evidence that the premiums therefor have been paid. The liability coverage required by this Section 10.07 shall in no way limit Aquatics' and the Buyer's liability for any claims in excess of such policy limits. In the event that at any time Aquatics fails to maintain the insurance required by this Section 10.07, the Seller may obtain such insurance on its own behalf and Aquatics will promptly reimburse the Seller for all costs and expenses relating thereto, including, without limitation, all premiums. The failure of the Seller to obtain insurance pursuant to the preceding sentence shall not in any way limit Aquatics' or the Buyer's liability for the Assumed Liabilities or Aquatics' breach of this Section 10.07.

     Section 10.08.  Right of the Seller to Nominate Directors.
                     -----------------------------------------
From and after the Closing Date until the time of an IPO, the Seller shall have the right to nominate one member of the Board of Directors of Aquatics and one member of the executive committee, if any, of the Board of Directors of Aquatics or any committee having equivalent powers to the powers normally maintained by an executive committee of a board of directors (each, a "Seller Nominee"). Richard M. Rodstein shall be the initial Seller Nominee. Aquatics agrees to use commercially reasonable efforts to cause the election of the Seller Nominee to the Board of Directors; provided, however, that if Aquatics is unable to cause such election, Aquatics shall (i) deliver from time to time to the Seller as promptly as practicable all materials of any nature which are generally distributed to the members of the Board of Directors of Aquatics or the executive committee thereof and (ii) permit and provide the Seller Nominee the opportunity to attend all such Board and executive committee meetings and participate in all discussions thereat, provided that the Seller Nominee shall not have any voting rights. If any director selected in the manner set forth in this Section 10.08 is unable to serve or, once having commenced to serve, is removed or withdrawn from such Board, such withdrawing director's replacement on the Board or the subsidiary Board will be nominated by the Seller and Aquatics will cause such person to be elected in accordance with the foregoing provisions of this Section 10.08.

     Section 10.09.  Financial Statements. From and after the Closing Date until
                     --------------------
the time of an IPO, Aquatics shall furnish to the Seller and any transferee of all the Shares, Debt Securities or Warrants:

     (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Aquatics, a copy of the consolidated and consolidating balance sheets of Aquatics as at the end of such year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with an audit report with respect to such consolidated financial statements by Arthur Andersen & Co. or other independent certified public accountants of nationally recognized standing; and

     (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Aquatics, the unaudited consolidated and consolidating balance sheets of Aquatics as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of Aquatics for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by the chief financial officer of Aquatics as being fairly stated in all material respects (subject to normal year-end audit adjustments); all such financial statements shall be complete and correct in all material respects and shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

     Section 10.10.  Disposal of Gunite Rigs. The Buyer shall use commercially
                     -----------------------
reasonable efforts to sell on market terms the gunite rigs and related vehicles transferred from the Seller to the Buyer at the Closing. If, on or prior to December 31, 1996, the Buyer has realized net proceeds from the sale of such gunite rigs and related vehicles less than the value of such gunite rigs and related vehicles set forth in the Closing Date Balance Sheet, the principal amount of the Debt Securities shall be reduced by the amount by which the value of such gunite rigs and related vehicles set forth in the Closing Date Balance Sheet exceeds the proceeds received by the Buyer from the sale thereof, and, at the request of the Buyer, the Seller shall return the Debt Securities to the Buyer and the Buyer will reissue the Debt Securities at the reduced principal amount. Principal reductions in the Debt Securities shall result in a decrease in the number of shares issuable upon exercise of the Warrants on a proportionate basis to the decrease in the principal amount of the Debt Securities as provided in the Warrants.

     Section 10.11.  Leases. To the extent that the Seller assigns to the Buyer,
                     ------
within 120 days after the Closing Date, any Lease not theretofore assigned to the Buyer pursuant to Section 2.02(a), the Buyer shall assume any and all obligations of the Seller thereunder.

     Section 10.12.  Removal of Underground Storage Tanks. Seller shall at its
                     ------------------------------------
own cost and expense undertake removal of any Hazardous Substance underground storage tanks referred to in the reports identified in Section 3.10(e) in compliance with all applicable Environmental Laws, and shall complete such removal within 60 days after the Closing Date or such longer time as is reasonably necessary to comply with such Environmental Laws. Buyer shall provide reasonable access to Seller for such purposes.

     Section 10.13.  Grant of Certain Stockholder Rights. If on the date of this
                     -----------------------------------
Agreement any existing stockholders of the Company have, or if at any time after the date of this Agreement and prior to the completion of an IPO the Company grants to any now-existing stockholders of the Company, any registration rights, preemptive rights, rights to cause the Company to redeem or otherwise repurchase any or all Common Stock of the Company held by such stockholder or any other similar rights, then the Company shall promptly from time to time grant to the Seller substantially identical rights with respect to all shares of Common Stock or other capital stock of the Company now or hereafter acquired by the Seller pursuant to this Agreement, the Warrants and the transactions contemplated hereby and thereby.

                                   ARTICLE XI
                          TERMINATION AND ABANDONMENT

     Section 11.01.  Termination.  This Agreement may be terminated at any time
                     -----------
prior to the Closing Date:

        (a) by mutual consent of the Buyer and the Seller;

        (b) by the Buyer, if there has been a material violation or breach by the Seller of any agreement, representation or warranty contained in this Agreement, or if the satisfaction of any condition to the obligations of the Buyer or Aquatics hereunder becomes impossible, and such violation, breach or condition has not been waived by the Buyer;

        (c) by the Seller, if there has been a material violation or breach by the Buyer or Aquatics of any agreement, representation or warranty contained in this Agreement, or if the satisfaction of any condition to the obligations of the Seller hereunder becomes impossible, and such violation, breach or condition has not been waived by the Seller; or

        (d) by either the Buyer or the Seller if the Closing has not occurred by March 31, 1996.

     Section 11.02.  No Waiver. No termination pursuant to Section 11.01 shall
                     ---------
be deemed to constitute a release or waiver by any party of any claim against another party hereto based on any breach by such party of its agreements, representations and warranties contained herein.

                                  ARTICLE XII
                                INDEMNIFICATION

     Section 12.01.  By the Seller. The Seller shall indemnify and hold harmless
                     -------------
the Buyer and its directors, officers, employees, agents, successors, affiliates and assigns (the "Buyer Parties") from and against, and reimburse the Buyer Parties on demand with respect to, any and all loss, damage (including any decrease in the value of property or securities acquired hereunder), liability, claims, cost and expense, including reasonable attorney's, accountant's, consultant's and engineer's fees (collectively, "Damages"), incurred by a Buyer Party by reason of or arising out of or in connection with (i) the breach of any representation or warranty contained in Article III, including without limitation the representations and warranties in Section 3.10 regarding environmental matters, or in any certificate expressly delivered to the Buyer pursuant to this Agreement; (ii) the failure of the Seller to perform any agreement or covenant required by this Agreement to be performed by it; (iii) the allegation by any third party of the existence of any liability, obligation, lease, agreement, contract, other commitment or state of facts which if it existed would constitute a breach of any representation or warranty contained in Article III hereof or in any certificate or other document delivered by or on behalf of the Seller to the Buyer pursuant to the provisions of this Agreement; (iv) any failure of the Seller to pay, perform or discharge any of the Excluded Liabilities in accordance with the terms thereof; (v) the fact that the parties have not taken any action to comply with the provisions of the so-called "bulk sales laws" of any state in connection with the transactions contemplated by this Agreement;
(vi) any action of the Seller that causes liability under, or associated with, the Warn Act to be assessed or otherwise imputed to the Buyer or Aquatics, provided that the Buyer has complied with and performed its obligations under
Section 10.05; or (vii) any liability or obligation, direct or indirect, with respect to any Plan of the Seller or any ERISA Affiliate of the Seller.

     Section 12.02.  By the Buyer. The Buyer and Aquatics, jointly and
                     ------------
severally, agree to indemnify and hold harmless the Seller and its directors, officers, employees, agents, successors, affiliates and assigns (the "Seller Parties") from and against, and to reimburse the Seller with respect to, any and all Damages incurred by a Seller Party by reason of or arising out of or in connection with (i) the breach of any representation or warranty contained in
Article IV, or in any certificate expressly delivered by the Buyer to the Seller under this Agreement (ii) the failure of either of the Buyer or Aquatics to perform any agreement or covenant required by this Agreement to be performed by it, (iii) the allegation by any third party of the existence of any liability, obligation, lease, agreement, contract, other commitment or state of facts which if it existed would constitute a breach of any representation or warranty contained in Article IV hereof or in any certificate or other document delivered by or on behalf of the Buyer to the Seller pursuant to the provisions of this Agreement, (iv) the failure of the Buyer to pay, perform or discharge any of the Assumed Liabilities in accordance with the terms thereof.

     Section 12.03.  Limitations; Remediation.
                     ------------------------

     (a) No claim for indemnification by a Buyer Party pursuant to clauses (i),
(ii), (iii) and/or (vi) of Section 12.01 or a Seller Party pursuant to clause
(i), (ii) and/or (iii) of Section 12.02, shall be asserted until the aggregate amount of all Damages incurred by the Buyer Parties under such indemnification provisions exceed $500,000, or by the Seller Parties under such indemnification provisions exceed $500,000, (at which point only Damages in excess of such first $500,000 of Damages shall be paid). The provisions of the preceding sentence shall not apply to Damages in connection with breaches of the representation and warranties contained in Sections 3.06, 3.07, 3.10, 3.13, 4.08 and 4.09, breaches of the covenant contained in Section 10.10 or claims for indemnification pursuant to clauses (iv), (v) and (vii) of Section 12.01 or clause (iv) of
Section 12.02.

     (b) Seller's liability with respect to remediation of Hazardous Substances shall be limited to liability for remediation to standards required by any Governmental Authority with jurisdiction over the Seller under applicable Environmental Laws, taking into account current and reasonably foreseeable uses of the property, except as required by any existing Lease or as a result of any third party claim. Seller shall have the right to conduct and control any such remediation. Seller shall provide to Buyer from time-to-time upon request copies of any correspondence, reports or other documents between Seller and any Governmental Authority, and any drilling logs and sample or other test results, regarding any such remediation. In undertaking any such remediation, Seller shall cause the work to be done by qualified employees, consultants and contractors who are reasonably acceptable to Buyer. Buyer shall provide Seller reasonable access to its property for that purpose.

     Section 12.04.  Notice of Claims. Whenever any claim shall arise for
                     ----------------
indemnification hereunder, the party entitled to indemnification (the "indemnified person") shall promptly notify the other party (the "indemnifying person") of the claim, such notice to be in writing and to describe (i) the Damages allegedly incurred, (ii) the amount thereof, if known, (iii) any complaints, subpoena or other documents served against the indemnified person in connection with such Damages, and (iv) the method of computation of such Damages (but the failure so to notify an indemnifying person shall not relieve it from any liability which it may have under this Article XII except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it might otherwise have). An indemnified person shall not settle or compromise any claim by a third party for which such indemnified person is entitled to indemnification hereunder without the prior written consent (not to be unreasonably withheld) of the indemnifying person, unless suit in respect of such claim shall have been instituted against the indemnified person, the indemnifying person shall not have taken control of such suit pursuant to
Section 12.05 after notification thereof and the indemnifying person shall have received written notice of the proposed settlement and the terms thereof.

     Section 12.05.  Third Party Claims. In the case of any third party claim,
                     ------------------
action or suit as to which indemnification is sought, the indemnifying person shall have the right at any time to notify the indemnified person that it elects to conduct and control such action or suit. If the indemnifying person does not give the foregoing notice and/or until the indemnifying party gives such notice, the indemnified person shall have the right to defend and contest such action or suit in the exercise of its exclusive discretion and settle or compromise such suit, subject to the provisions of the last sentence of Section 12.04. The indemnifying person shall, upon request from any indemnified person, promptly pay to such indemnified person in accordance with the other terms of this
Article XII the amount of any Damages. If the indemnifying person gives the foregoing notice, the indemnifying person shall have the right to undertake, conduct and control, through counsel of its own choosing and at the sole expense of the indemnifying person, the conduct and settlement of such action or suit (other than a settlement which requires or prohibits any action on the part of, or involves any admission by, the indemnified person, in which event the consent of such indemnified person shall be required, but shall not be unreasonably withheld), and the indemnified person shall cooperate with the indemnifying person in connection with any such action or suit; provided, that (x) the indemnifying person shall permit the indemnified person to participate in such conduct or settlement through counsel chosen by the indemnified person, but the fees and expenses of such counsel shall be borne, after the indemnifying person has given notice that it elects to conduct and control such action or suit, by the indemnified person and (y) the indemnifying person shall agree promptly to reimburse to the extent required under this Article XII the indemnified person for the full amount of any Damages resulting from such action or suit, except fees and expenses of counsel for the indemnified person incurred after the assumption of the conduct and control of such action or suit by the indemnifying person. So long as the indemnifying person is contesting any such action or suit in good faith, the indemnified person shall not pay or settle any such action or suit.

     Section 12.06.  Payments. All payments made under this Article XII shall be
                     --------
made in cash in U.S. dollars or by offset against the Debt Securities as provided in Section 12.09.

     Section 12.07.  Remedies Exclusive. If the Closing occurs, the remedies
                     ------------------
provided in this Article XII shall be the exclusive remedy for monetary damages (whether at law or in equity) with respect to this Agreement and the transactions contemplated herein.

     Section 12.08.  Certain Damages. Notwithstanding anything else contained in
                     ---------------
this Article XII, no Buyer Party or Seller Party shall be entitled to consequential Damages with respect to, and only with respect to, breaches or violations relating to environmental matters.

     Section 12.09.  Offsets. All Damages payable by the Seller Parties pursuant
                     -------
to this Article XII, other than in connection with breaches of the representations and warranties contained in Section 3.10, breaches of the covenant contained in Section 10.10

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

and claims for indemnification pursuant to clause (vii) of Section 12.01, shall first be applied to reduce the principal amount of the Debt Securities, and, at the request of the Buyer, the Seller shall return the Debt Securities to the Buyer and the Buyer will reissue the Debt Securities at the reduced principal amount. Principal reductions in the Debt Securities shall result in a decrease in the number of shares issuable upon the exercise of the Warrants on a proportionate basis to the decrease in the principal amount of the Debt Securities as provided in the Warrants.

                                  ARTICLE XIII
                                 MISCELLANEOUS

     Section 13.01.  Survival. All statements, certifications, indemnifications,
                     --------
representations and warranties made hereby by the parties to this Agreement, and their respective covenants, agreements and obligations to be performed pursuant to the terms hereof, shall survive the Closing Date, notwithstanding any examination by or on behalf of any party hereto, and (except with respect to the provisions of Sections 3.06, 3.07, 3.10, 3.13, 4.08 and 4.09 hereof, which shall survive without limitation) the representations and warranties made hereby by the parties shall terminate on the third anniversary of the Closing Date, except to the extent a party gives notice to the other parties of any breach thereof on or before such third anniversary; provided, however, that nothing herein contained shall modify or be construed to modify in any respect whatsoever any covenant, agreement or obligation to be performed by any party pursuant to the provisions of this Agreement.

     Section 13.02.  Expenses. Other than as set forth in Section 2.04(h),
                     --------
10.04(d), and 13.11, each of the parties hereto shall pay its own expenses (including attorney's fees) in connection with this Agreement and the transactions hereby contemplated. All expenses of the Seller in connection with this Agreement and the transactions hereby contemplated shall be paid by the Seller, and no part of such expenses shall be charged to or for the account of the Division.

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

     Section 13.03.  Notices. All notices required or permitted hereunder shall
                     -------
be in writing and shall be given when personally delivered, or three days after being sent by registered or certified mail, postage prepaid, or upon confirmation thereof if sent by facsimile. Such notices shall be addressed respectively:

     As to the Buyer and Aquatics:

     General Aquatics, Inc.
     10951 West Los Angeles Avenue
     Moorpark, California 93021
     Attn:  James Gaffney, CEO
     Phone No.: (805) 523-2400
     Facsimile No.: (805) 529-4901

     Copy to:

     Rosenman & Colin LLP
     575 Madison Avenue
     New York, New York  10022
     Attn:  Edward H. Cohen, Esq.
     Phone No.: (212) 940-8580
     Facsimile No.: (212) 940-3815

     As to the Seller:

     Anthony Industries, Inc.
     4900 South Eastern Avenue
     Los Angeles, California 90040
     Attn: Richard M. Rodstein,
           President and CEO
     Phone No.: (213) 724-2800
     Facsimile No.: (213) 724-0470

     Copy to:

     Gibson, Dunn & Crutcher
     2029 Century Park East,
     Suite 4000
     Los Angeles, California 90067
     Attn: Clay A. Halvorsen, Esq.
     Phone No.:  (310) 552-8500
     Facsimile No.:  (310) 551-8741
or to any other address which such party may have subsequently communicated to the other party in writing.

     Section 13.04.  Amendment, etc. All prior oral or written, and all
                     --------------
contemporaneous oral agreements, contracts, promises, representations and statements, if any, among the parties hereto, or their representatives, as to the subject matter hereof (including that certain letter agreement dated November 6, 1995 between the parties, but excluding any confidentiality agreements between the parties or their employees or representatives), are merged into this Agreement and this Agreement shall constitute the entire agreement among them. This Agreement constitutes the entire understanding among the parties and no waiver or modification of the terms hereof shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.

     Section 13.05.  Governing Law. This Agreement shall be governed by, and
                     -------------
construed in accordance with, the laws of the State of California applicable to contracts made and wholly performed in such state by residents thereof without giving effect to the conflict of laws principles thereof.

     Section 13.06.  Assignment. This Agreement shall be binding upon and inure
                     ----------
to the benefit of the parties hereto and their respective successors and assigns, provided that this Agreement may not be assigned by either the Buyer, Aquatics or the Seller unless written consent is given by the other party, except that (i) it may be assigned, in whole or in part, by the Buyer or Aquatics or the Seller to one or more Affiliates of the Buyer or Aquatics or the Seller and (ii) the Buyer may assign the benefits under Article IX to a third party in connection with the sale of the business of the Buyer. Each of the Buyer, Aquatics and the Seller shall remain fully liable to the other party hereto upon any such permitted assignment.

     Section 13.07.  Publicity.  The Buyer and the Seller shall consult with one
                     ---------
another before issuing any press release or public announcement about the transactions contemplated by this Agreement. Except as may be required by applicable law, no party shall issue any press release or other public announcement without the consent of the other party, which shall not be unreasonably withheld.

     Section 13.08.  Counterparts. This Agreement may be executed in one or more
                     ------------
counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

     Section 13.09.  Captions. The captions and the table of contents appearing
                     --------
in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

     Section 13.10.  Third Parties. Other than the parties hereto, no person
                     -------------
shall have any rights under or to enforce any provisions of this Agreement.

     Section 13.11.  Hart-Scott-Rodino Filing. Each of the Seller and the Buyer
                     ------------------------
agree to pay one-half of the costs of any filings required to be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement the day and year first above written.

                                         GENERAL AQUATICS, INC.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      KDI SYLVAN POOLS, INC.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      ANTHONY INDUSTRIES, INC.

                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    GUARANTY
                                    --------

     1. The undersigned Subsidiaries of General Aquatics, Inc. ("Guarantors") hereby, jointly and severally, unconditionally and irrevocably guarantee the prompt payment and performance when due of all of the obligations, including indemnification obligations, (the "Obligations") of General Aquatics, Inc. and/or KDI Sylvan Pools, Inc. under the foregoing Asset Purchase Agreement (the "Agreement").

     2. Guarantors agree that their obligations hereunder are an unconditional and absolute guaranty of payment and of performance of the Obligations, irrespective of any waiver, consent or granting of any indulgence by the Seller or any other person to Aquatics or the Buyer with respect to any provision of the Agreement, irrespective of whether the Seller shall have instituted any suit, action or proceeding or exhausted its remedies under the Agreement or taken any steps to enforce any rights against Aquatics or the Buyer or against any other person to compel any such performance or to collect all or part of any Obligations; provided, however, that nothing in this paragraph 2 shall prohibit the Guarantors, or either of them, from challenging the validity of any alleged Obligation.

     3. Guarantors waive diligence, presentment, demand or payment, filing of claims with a court in the event of bankruptcy of Aquatics or the Buyer, protest, notice of default in the payment of any sum payable by Aquatics or the Buyer, notice of any other default, breach or nonperformance of any agreement, covenant or obligation of Aquatics or the Buyer, and notice and all demands whatsoever with respect to the Obligations. Guarantors expressly waive notice from Seller of its acceptance of and reliance on this Guaranty. Guarantors agree to pay all reasonable costs, expenses and fees, including all reasonable attorneys' fees and expenses, which may be incurred by the Seller in enforcing or attempting to enforce this Guaranty following any default on the part of either Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

     4. No amendment, release or modification of the provisions of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties hereto. The Seller shall have the full right, without any notice to or consent from either Guarantor, from time to time and at any time, and without affecting, impairing or discharging, in whole or in part, the liability of Guarantor hereunder: (a) to make any change, amendment or modification whatsoever to or of any term or condition of the Agreement; (b) to extend, in whole or in part, by renewal or otherwise, and on one or more occasions, any term or condition of the Agreement; or (c) to settle, compromise, release, surrender, modify or impair, and to enforce and exercise, or fail or refuse to enforce or exercise, any claims, rights or remedies of any kind or nature against Aquatics or the Buyer.

     5. The Seller shall be under no obligation to proceed against Aquatics or the Buyer, or against any other guarantor before proceeding against either Guarantor.

     6. Guarantors waive, to the extent permitted by law, the benefit of Sections 2819, 2845, 2848 and 2850 of the California Civil Code. Guarantors shall not be discharged, released or exonerated, in any way, from their absolute and unconditional liabilities hereunder, even though any rights or defenses which Guarantor may have against Aquatics, the Buyer, the Seller or others may be destroyed, diminished or otherwise affected, by: (a) any declaration by the Seller of a default in respect of any of the Obligations; (b) the exercise by the Seller of any rights or remedies against Aquatics, the Buyer or any other person; or (c) the failure of the Seller to exercise any rights or remedies against Aquatics, the Buyer or any other person.

     7. Until all Obligations have been performed in full, Guarantors shall not have any right to subrogation, and Guarantors waive any right (pursuant to Section 2848 of the California Civil Code or any other law, rule, arrangement or relationship) to enforce any remedy which the Seller now has or may hereafter have against Aquatics or the Buyer. Guarantors waive any right to plead or assert any election of remedies. Guarantors shall not be discharged, released or exonerated, in any way, from their absolute, unconditional, and independent joint and several liabilities hereunder, by the voluntary or involuntary participation by Aquatics or the Buyer in any settlement or composition for the benefit of Aquatics or the

Buyer's creditors, whether in liquidation, readjustment, receivership, bankruptcy or otherwise.

                                         AMERICAN PRODUCTS, INC.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         PARAGON, INC.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title: